SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 2-39334)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 56

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 41

MML SERIES INVESTMENT FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Assistant Secretary

MML Series Investment Fund

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective April 28, 2006, pursuant to paragraph (b) of Rule 485.

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 56 to its Registration Statement No. 2-39334 under the Securities Act of 1933 and this Amendment No. 41 to its Registration Statement No. 811-02224 under the Investment Company Act of 1940. This Post-Effective Amendment relates only to the MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund and MML Foreign Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MML SERIES INVESTMENT FUND

This Prospectus describes the following Funds.

•	MML Asset Allocation Fund

seeks to provide high total return consistent with preservation of capital over the long-term.

•	MML Equity Income Fund

seeks dividend income and long-term capital growth.

•	MML Income & Growth Fund

seeks growth of capital. Income is a secondary objective.

•	MML Growth & Income Fund

seeks capital appreciation and income.

•	MML Blue Chip Growth Fund

seeks long-term capital growth. Income is a secondary objective.

•	MML Large Cap Growth Fund

seeks long-term capital appreciation.

•	MML Concentrated Growth Fund

seeks long-term growth of capital.

•	MML Mid Cap Value Fund

seeks long-term capital growth. Income is a secondary objective.

•	MML Mid Cap Growth Fund

seeks long-term capital appreciation.

•	MML Small Cap Value Fund

seeks long-term total return.

•	MML Small Cap Index Fund

seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600® Index.1

•	MML Global Fund

seeks long-term capital appreciation.

•	MML Foreign Fund

seeks long-term capital growth.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2006

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Summary Information

MML Series Investment Fund (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 30.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Note about performance information for the Funds.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of the relevant Fund or class, the fee assessed by a sub-adviser on its composite or the highest current fee assessed by a sub-adviser on an account in its composite. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a category of expenses called Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

–  3  –

MML Asset Allocation Fund

Investment Objective

This Fund seeks to provide high total return consistent with preservation of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing its assets in both equity and fixed-income securities. The Fund’s Sub-Adviser, Capital Guardian Trust Company (“Capital Guardian”), has full discretion to determine the asset allocation between equity and fixed-income securities. The Fund will be measured against a neutral target of 60% equity and 40% fixed-income securities, around which Capital Guardian can allocate up to 80% in equities and 60% in fixed-income.

At least 80% of the fixed-income portion of the Fund will consist of the following:

•	Securities rated “Baa” or better at the time of purchase by Moody’s or “BBB” by Standard & Poor’s or Fitch or deemed by Capital Guardian to be of equivalent investment quality including mortgage-related and asset-backed securities;

•	Non-U.S. dollar fixed-income securities (up to 15% of the fixed-income assets including up to 5% in emerging markets fixed-income securities);

•	Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•	Derivatives, including forward currency contracts, interest rate swaps and yield curve swaps; and

•	Cash or cash equivalents including commercial bank obligations and commercial paper.

Fixed-income securities may include American Depository receipts (“ADRs”), Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed-income securities subject to the limits set forth above.

The equity portion of the Fund invests at least 80% of its net assets, under normal market conditions, in equity and equity-related securities of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

The Fund may also hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk and Currency Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Asset Allocation Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Other Expenses(1)	.09%
Total Annual Fund Operating Expenses	.64%

Expense Reimbursement	(.07%	)
Net Fund Expenses(2)(3)	.57%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Asset Allocation Fund	$58	$191

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Capital Guardian Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Capital Guardian for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 14.02% for the quarter ended June 30, 2003 and the lowest was -13.37% for the quarter ended September 30, 2002.

Capital Guardian Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Capital Guardian’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The Capital Guardian composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Capital Guardian Composite	5.17%	4.54%	9.23%
Lipper Balanced Fund Index^	5.19%	3.51%	7.57%

* Performance shown is a composite of all portfolios managed on a discretionary basis by Capital Guardian with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The composite performance does not represent the historical performance of the MML Asset Allocation Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  5  –

MML Equity Income Fund

Investment Objective

This Fund seeks dividend income and long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in the common stocks of established companies. The Fund will normally invest at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. Well-established companies are seasoned companies with relatively long operating histories.

The Fund typically employs a “value” approach in selecting investments. The in-house research team of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-Adviser generally looks for companies with one or more of the following:

•	an established operating history;

•	above-average dividend yield relative to the S&P 500® Index;

•	low price/earnings ratio relative to the S&P 500 Index;

•	a sound balance sheet and other positive financial characteristics; and

•	low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 25% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  6  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Equity Income Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Other Expenses(1)	.10%
Total Annual Fund Operating Expenses	.85%

Expense Reimbursement	–
Net Fund Expenses(2)(3)	.85%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Equity Income Fund	$87	$272

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The mutual fund performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 16.86% for the quarter ended June 30, 2003 and the lowest was -17.37% for the quarter ended September 30, 2002.

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price mutual fund returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund	4.16%	5.88%	10.25%
S&P 500 Index^	4.91%	0.54%	9.07%

* Performance shown is from a mutual fund of T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The performance of the mutual fund is of the T. Rowe Price Equity Income Fund, which is registered under the Investment Company Act of 1940. The mutual fund performance does not represent the historical performance of the MML Equity Income Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  7  –

MML Income & Growth Fund

Investment Objective

This Fund seeks growth of capital. Income is a secondary objective.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in common stocks of companies which the Fund’s Sub-Adviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for capital growth.

The Fund’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Fund managers rank stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a Fund that provides better returns than its benchmark without taking on significant additional risk. The managers also attempt to create a dividend yield for the Fund that will be greater than that of the S&P 500 Index.

The Fund managers may sell stocks from the Fund’s portfolio if they believe:

•	a stock becomes too expensive relative to other stock opportunities

•	a stock’s risk parameters outweigh its return opportunity

•	more attractive alternatives are identified

•	specific events alter a stock’s prospects.

The Fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the Fund managers believe it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Fund’s investments in foreign securities are limited to 35% of its total assets. The Fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the Funds’ cash assets remain liquid while performing more like stocks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  8  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Income & Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Other Expenses(1)	.10%
Total Annual Fund Operating Expenses	.75%

Expense Reimbursement	(.05%	)
Net Fund Expenses(2)(3)	.70%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Income & Growth Fund	$72	$229

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

American Century Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by American Century for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.22% for the quarter ended December 31, 1998 and the lowest was -17.09% for the quarter ended September 30, 2002.

American Century Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares American Century’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The American Century composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
American Century Composite	4.79%	2.51%	9.83%
S&P 500 Index^	4.91%	0.54%	9.07%

* Performance shown is a composite of all discretionary accounts in excess of $5 million managed by American Century for at least one month with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. Prior to January 1, 2001, the composite did not maintain a minimum requirement. The composite performance does not represent the historical performance of the MML Income & Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  9  –

MML Growth & Income Fund

Investment Objective

This Fund seeks capital appreciation and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets, under normal market conditions, in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase. In selecting investments, the Fund’s Sub-Adviser, Capital Guardian Trust Company (“Capital Guardian”), gives greater consideration to potential appreciation and future dividends than to current income.

The Fund may also hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Foreign Investment Risk and Currency Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  10  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Growth & Income Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%
Other Expenses(1)	.08%
Total Annual Fund Operating Expenses	.58%

Expense Reimbursement	(.06%	)
Net Fund Expenses(2)(3)	.52%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Growth & Income Fund	$53	$174

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Capital Guardian Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Capital Guardian for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the fee assessed by Capital Guardian on its composite, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.76% for the quarter ended December 31, 1998 and the lowest was -20.13% for the quarter ended September 30, 2002.

Capital Guardian Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Capital Guardian’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The Capital Guardian composite returns shown are net of the fee assessed by Capital Guardian on its composite, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Capital Guardian Composite	6.32%	3.68%	11.49%
S&P 500 Index^	4.91%	0.54%	9.07%

* Performance shown is a composite of all portfolios managed on a discretionary basis by Capital Guardian with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the the fee assessed by Capital Guardian on its composite. Equity segments of U.S. balanced portfolios, including uninvested cash within the segment, are included in the composite. The composite performance does not represent the historical performance of the MML Growth & Income Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  11  –

MML Blue Chip Growth Fund

Investment Objective

This Fund seeks long-term capital growth. Income is a secondary objective.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. Large and medium-sized companies are those companies with market capitalizations in excess of $5 billion. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), are well established in their industries and have the potential for above-average earnings growth. The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  12  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Blue Chip Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Other Expenses(1)	.23%
Total Annual Fund Operating Expenses	.98%

Expense Reimbursement	(.13%	)
Net Fund Expenses(2)(3)	.85%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Blue Chip Growth Fund	$87	$285

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The mutual fund performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 24.82% for the quarter ended December 31, 1998 and the lowest was -17.22% for the quarter ended March 31, 2001.

T. Rowe Price Average Annual Total Returns for Similar Accounts

(for the periods ended December 31, 2005)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price mutual fund returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
T. Rowe Price Mutual Fund	5.99%	-	0.48%	9.31%
S&P 500^ Index	4.91%		0.54%	9.07%

* Performance shown is from a mutual fund of T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The performance of the mutual fund is of the T. Rowe Price Blue Chip Growth Fund, which is registered under the Investment Company Act of 1940. The mutual fund performance does not represent the historical performance of the MML Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  13  –

MML Large Cap Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.

AllianceBernstein’s investment strategy focuses on a relatively small number of intensively researched companies. AllianceBernstein selects the Fund’s investments from a research universe of more than 500 companies and invests in those companies that it believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, AllianceBernstein invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. AllianceBernstein will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets. AllianceBernstein currently anticipates that the Fund will not invest more than 20% of its total assets in foreign securities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Leveraging Risk and Convertible Securities Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  14  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Large Cap Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Other Expenses(1)	.14%
Total Annual Fund Operating Expenses	.79%

Expense Reimbursement	(.06%	)
Net Fund Expenses(2)(3)	.73%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Large Cap Growth Fund	$75	$241

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the highest current fee assessed by AllianceBernstein on an account in its composite, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 30.95% for the quarter ended December 31, 1998 and the lowest was -17.52% for the quarter ended September 30, 2001.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The AllianceBernstein composite returns shown are net of the highest current fee assessed by AllianceBernstein on an account in its composite, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
AllianceBernstein Composite	15.37%	-	2.78%	9.18%
S&P 500 Index^	4.91%		0.54%	9.07%

* Performance shown is a composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the highest current fee assessed by AllianceBernstein on an account in its composite. The composite performance does not represent the historical performance of the MML Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  15  –

MML Concentrated Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks of companies that the Fund’s Sub-Adviser, Legg Mason Capital Management, Inc. (“Legg Mason”), believes offer above-average growth potential and trade at a significant discount to the Sub-Adviser’s assessment of their intrinsic value. Any income realized will be incidental to the Fund’s objective.

The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Under normal circumstances, Legg Mason expects to invest in a limited number of companies. Legg Mason currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

The Fund seeks to invest in companies that, in Legg Mason’s opinion, are undervalued at the time of purchase. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis. Legg Mason’s investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business. Legg Mason believes that investors should focus on the long-term economic progress of the investment and disregard short-term nuances.

For temporary defensive purposes, the Fund may invest up to 100% of its net assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. In addition, the Fund may hold cash reserves, when necessary, for anticipated securities purchases, shareholder redemptions or temporarily during periods when Legg Mason believes prevailing market conditions call for a defensive posture. If the Fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk, Leveraging Risk and Convertible Securities Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  16  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	Class I		Class II
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%		.60%
Other Expenses(1)	.24%		.14%
Total Annual Fund Operating Expenses	.84%		.74%

Expense Reimbursement	(.08%	)	(.08%	)
Net Fund Expenses(2)(3)	.76%		.66%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$78	$252
Class II	$67	$220

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	For Classes I and II, Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Legg Mason Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Legg Mason for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 37.39% for the quarter ended December 31, 1998 and the lowest was -23.30% for the quarter ended September 30, 2001.

Legg Mason Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Legg Mason’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The Legg Mason composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Legg Mason Composite
Class I	3.65%	10.12%	12.98%
Class II	3.75%	10.22%	13.08%
S&P 500 Index^	4.91%	0.54%	9.07%

* Performance shown is a composite of all discretionary accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. From May 1, 2004 through September 30, 2005, the composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the composite did not maintain a minimum market value requirement. The bar chart is based on Class I expenses. The composite performance does not represent the historical performance of the MML Concentrated Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  17  –

MML Mid Cap Value Fund

Investment Objective

This Fund seeks long-term capital growth. Income is a secondary objective.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in common stocks of companies which Fund’s Sub-Adviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for long-term capital growth.

The Fund managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have increased to, or are higher than a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Fund managers look for companies with earnings, cash flows and/or assets that may not accurately reflect the companies’ value as determined by the Fund managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The Fund managers may sell stocks from the Fund’s portfolio if they believe:

•	a stock no longer meets their valuation criteria

•	a stock’s risk parameters outweigh its return opportunity

•	more attractive alternatives are identified

•	specific events alter a stock’s prospects.

The Fund will invest at least 80% of its net assets in securities of companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The Fund managers intend to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. As of February 28, 2006, the market capitalization ranges of the indices were $28 million to $33.6 billion and $264 million to $23.6 billion, respectively.

The Fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 65% of the Fund’s net assets invested in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts and stock index futures contracts.

Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. When the managers believe it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. The Fund’s investments in foreign securities are limited to 35% of its total assets.

In the event of exceptional market or economic conditions, the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position it will not be pursuing its objective of capital growth.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk, Leveraging Risk and Convertible Securities Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  18  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Mid Cap Value Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.84%
Other Expenses(1)	.09%
Total Annual Fund Operating Expenses	.93%

Expense Reimbursement	–
Net Fund Expenses(2)(3)	.93%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Mid Cap Value Fund	$95	$296

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

–  19  –

MML Mid Cap Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400® Index or the Russell Midcap Growth Index – as of February 28, 2006, between $418 million and $23.6 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range. The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research which encompasses both qualitative and quantitative analysis. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund’s investments in foreign securities are limited to 25% of its total assets. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  20  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Mid Cap Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.77%
Other Expenses(1)	.08%
Total Annual Fund Operating Expenses	.85%

Expense Reimbursement	–
Net Fund Expenses(2)(3)	.85%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Mid Cap Growth Fund	$104	$324

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The mutual fund and composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	26.79%, 4Q 1998	-18.88%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.80%, 4Q 1999	-25.15%, 3Q 2001

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The T. Rowe Price mutual fund and composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund	14.84%	7.97%	13.41%
T. Rowe Price Composite	9.82%	2.90%	11.20%
S&P MidCap 400 Index^	12.55%	8.60%	14.35%

* Performance shown is from a mutual fund and a composite of separately managed accounts of T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The performance of the mutual fund is of the T. Rowe Price Mid-Cap Growth Fund, which is registered under the Investment Company Act of 1940. The mutual fund and composite performance does not represent the historical performance of the MML Mid Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  21  –

MML Small Cap Value Fund

Investment Objective

This Fund seeks long-term total return.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. However, the Fund’s Sub-Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), currently anticipates that, under normal circumstances, the Fund will invest at least 95% of its net assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Value Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000 Value Index. In addition, if the market capitalization of a company held by the Fund moves outside the range, the fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000 Value Index is currently between $30 million and $4.7 billion.

The Fund’s investments are selected using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Value Index. The Fund seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  22  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Small Cap Value Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%
Other Expenses(1)	.14%
Total Annual Fund Operating Expenses	.89%

Expense Reimbursement	(.01%)
Net Fund Expenses(2)(3)	.88%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Small Cap Value Fund	$90	$281

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

–  23  –

MML Small Cap Index Fund

Investment Objective

This Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”).

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the securities of companies that make up the S&P SmallCap 600 Index, in weightings that approximate the relative composition of the securities contained in the Index, and in S&P SmallCap 600 Index futures approved by the Commodity Futures Trading Commission (“CFTC”). The S&P SmallCap 600 Index is a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor’s for industry group representation, market size, liquidity, adequate float size, and other trading requirements. As of February 28, 2006, the approximate market capitalization range of companies included in the S&P SmallCap 600 Index was between $55 million and $4.2 billion.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P SmallCap 600 Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A. (“NTI”), uses a process known as “optimization,” which is a statistical sampling technique. (See discussion of “Optimization” on page 49). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

Because the Fund will have fees and transaction expenses (while the S&P SmallCap 600 Index has none), returns are likely to be below those of the S&P SmallCap 600 Index. The Sub-Adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 Index within a 0.98 correlation coefficient.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  24  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Small Cap Index Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.35%
Other Expenses(1)	.18%
Total Annual Fund Operating Expenses	.53%

Expense Reimbursement	(.08%	)
Net Fund Expenses(2)(3)	.45%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Small Cap Index Fund	$46	$153

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

–  25  –

MML Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and regions.

In picking stocks, the Fund’s Sub-Adviser, Neuberger Berman Management, Inc. (“Neuberger Berman”), looks for the best investments in U.S. and foreign markets through a bottom-up stock selection based on fundamental research, tempered by close attention to global trends. The U.S. allocation of the Fund is managed using a large-cap value investment style. The Sub-Adviser seeks to identify high quality companies with markets capitalizations of $2 billion or more at the time the Fund invests in them that are inefficiently priced, yet exhibit a catalyst for change that could cause a positive revaluation in price.

In selecting foreign equities, the Sub-Adviser seeks to invest in profitable, growing companies with market capitalizations of $400 million or more at the time the Fund invests in them that trade at reasonable valuations.

The Sub-Adviser follows a valuation-based sell discipline that dictates that a stock is either sold or considered for sale if it experiences rapid appreciation relative to the market or its industry, if it reaches an explicit price target, or its fundamentals deteriorate over an extended period of time. The Sub-Adviser may also choose to sell an existing holding if a more attractive investment opportunity presents itself or if an anticipated catalyst does not occur.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  26  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	Class I		Class II
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%		.60%
Other Expenses(1)	.28%		.18%
Total Annual Fund Operating Expenses	.88%		.78%

Expense Reimbursement	(.17%	)	(.17%	)
Net Fund Expenses(2)(3)	.71%		.61%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$73	$246
Class II	$62	$215

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	For Classes I and II, Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Neuberger Berman Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Neuberger Berman for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the highest current fee assessed by Neuberger Berman on an account in its composite, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.20% for the quarter ended December 31, 1999 and the lowest was -19.48% for the quarter ended September 30, 1998.

Neuberger Berman Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Neuberger Berman’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The Neuberger Berman composite returns shown are net of the highest current fee assessed by Neuberger Berman on an account in its composite, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Neuberger Berman Composite
Class I	15.31%	7.40%	11.33%
Class II	15.70%	7.80%	11.73%
MSCI® World Index^	9.49%	2.18%	7.04%

* Performance shown is a composite of all institutional global equity style fee-paying discretionary equity accounts managed by Neuberger Berman with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the highest current fee assessed by Neuberger Berman on an account in its composite. Class II performance has been adjusted to reflect the fees and expenses of this class of the Fund. The composite performance does not represent the historical performance of the MML Global Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ The Morgan Stanley Capital International, Inc. (MSCI®) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  27  –

MML Foreign Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by under normal market conditions, investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. While there are no set percentage targets, under normal market conditions the Fund invests primarily to predominantly in large to medium capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $2 billion. The Fund may, from time to time, have significant investments in one or more countries or in particular sectors such as financial services.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements, put and call options and collars. The Fund’s Sub-Adviser, Templeton Investment Counsel, LLC (“Templeton”), considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The Sub-Adviser’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing investments, the Fund’s Sub-Adviser focuses on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, may also be considered, but are not limiting factors.

When the Sub-Adviser believes market or economic conditions are unusual or unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goal.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  28  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Foreign Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.89%
Other Expenses(1)	.13%
Total Annual Fund Operating Expenses	1.02%

Expense Reimbursement	–
Net Fund Expenses(2)(3)	1.02%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Foreign Fund	$104	$324

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at this amount through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual.

(3)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Templeton Prior Performance

for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Templeton for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.46% for the quarter ended June 30, 2003 and the lowest was -22.24% for the quarter ended September 30, 2002.

Templeton Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Templeton’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods. The Templeton composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Templeton Composite	11.39%	6.62%	9.25%
MSCI® EAFE® Index^	13.54%	4.55%	5.84%

* Performance shown is a composite of all discretionary tax-exempt non-U.S. equity portfolios managed by Templeton with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The composite performance does not represent the historical performance of the MML Foreign Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus.

^ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  29  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values, but those factors that may have an important or significant effect on a particular Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The chart at the end of this section displays similar information by comparing all the Funds. All Funds could be subject to additional Principal Risks because the types of investments made by each Fund can change over time. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.

•	Market Risk – Bond Funds. All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. MML Asset Allocation’s Bond segment is subject to market risk because it invests some or all of its assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in the bond segment of the MML Asset Allocation Fund is likely to be worth less because its debt securities are likely to be worth less.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Market risk is generally greater for lower-rated securities or comparable unrated securities. Additionally, the market risk for equity funds described below also applies to bond funds.

•	Market Risk – Equity Funds. In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the securities’ issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The equity segment of MML Asset Allocation Fund and all of the other Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings.

•	Management Risk. All Funds, other than the MML Small Cap Index Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, that is, by buying and selling securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

–  30  –

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. MML Asset Allocation Fund may be subject to prepayment risk if it invests in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates in a falling interest rate environment.

•	Tracking Error Risk. There are several reasons that the MML Small Cap Index Fund’s performance may not track the relevant Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, MML Asset Allocation Fund, MML Large Cap Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund and MML Foreign Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds, other than the MML Growth & Income Fund, may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Non-Diversification Risk. Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” Fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The MML Concentrated Growth Fund and the MML Small Cap Index Fund are considered non-diversified Funds. The MML Small Cap Index Fund attempts to satisfy its investment objective of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments

–  31  –

in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Global Fund and MML Foreign Fund are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. When a Fund’s Sub-Adviser deems these investments consistent with the Fund’s investment objective and policies, MML Asset Allocation Fund, MML Large Cap Growth Fund, MML Global Fund and MML Foreign Fund, may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested, and could cause a loss in value due to illiquidity.

•	Currency Risk. MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Global Fund and MML Foreign Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund and MML Small Cap Index Fund generally have the greatest exposure to this risk.

•

Growth Company Risk. Market risk is also   particularly pronounced for “growth” companies. The prices of growth company securities held by MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Growth Fund, MML Small Cap Index Fund and MML Global Fund may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500 Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and

–  32  –

trading volume. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

•	Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The MML Equity Income Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Small Cap Value Fund and MML Foreign Fund generally have the greatest exposure to this risk.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds, other than the MML Asset Allocation Fund and MML Growth & Income Fund, may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so. The MML Large Cap Growth Fund, MML Concentrated Growth Fund and MML Mid Cap Value Fund generally have the greatest exposure to this risk.

–  33  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times, and the Funds may have risks that are not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Tracking Error Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Levera- ging Risk	Convert- ible Securities Risk

MML Asset Allocation Fund	X	X	X	X		X	X		X	X	X

MML Equity Income Fund	X	X	X				X		X		X			X	X

MML Income & Growth Fund	X	X	X				X		X		X				X

MML Growth & Income Fund	X	X	X						X		X

MML Blue Chip Growth Fund	X	X	X				X		X		X		X		X

MML Large Cap Growth Fund	X	X	X			X	X		X	X	X		X		X	X

MML Concentrated Growth Fund	X	X	X				X	X	X		X		X	X	X	X

MML Mid Cap Value Fund	X	X	X			X	X		X		X	X		X	X	X

MML Mid Cap Growth Fund	X	X	X			X	X		X		X	X	X		X

MML Small Cap Value Fund	X	X	X			X	X		X		X	X		X	X

MML Small Cap Index Fund	X	X			X	X	X	X				X	X		X

MML Global Fund	X	X	X			X	X		X	X	X		X		X

MML Foreign Fund	X	X	X			X	X		X	X	X			X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2005, MassMutual, together with its subsidiaries, had assets under management in excess of $390 billion.

The current investment management fee paid by each Fund to MassMutual is identified under “Expense Information” for each Fund.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contracts of the Funds will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2006.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the MML Large Cap Growth Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2005, AllianceBernstein managed approximately $579 billion in assets.

Jason P. Ley

is a portfolio manager of the MML Large Cap Growth Fund. Mr. Ley, a Senior Vice President, was also a portfolio manager on the Global/International Large Cap Growth teams from 2002 through September 2004. Prior to joining the U.S. Large Cap Growth team at AllianceBernstein in 2000, Mr. Ley was a senior market analyst for Medtronic Corporation in Minneapolis. In addition, Mr. Ley previously developed and operated a chain of retail stores in southern Arizona for five years.

Stephanie Simon

is a portfolio manager of the MML Large Cap Growth Fund. Ms. Simon, a Senior Vice President, joined AllianceBernstein in 1998 as a member of the U.S. Large Cap Growth portfolio management team after serving as chief investment officer for Sargent Management Company, a private investment firm in Minneapolis. Previously Ms. Simon was with First American Asset Management, the investment arm of US Bancorp, for four years. Prior to moving to Minneapolis, Ms. Simon was with Citicorp in New York, where she provided corporate finance for media and communications companies for four years.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the MML Income & Growth Fund and the MML Mid Cap Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of December 31, 2005, American Century had approximately $100.85 billion in assets under management.

Kurt Borgwardt

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Borgwardt, a Chartered Financial Analyst, is a Senior Vice President and Senior Portfolio Manager for American Century. He joined American Century in August 1990 and also has managed the quantitative equity research effort. Mr. Borgwardt became a portfolio manager in March 1998.

John Schniedwind

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Schniedwind, a

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Chartered Financial Analyst, is the Chief Investment Officer – Quantitative Equity for American Century. He joined American Century in 1982 and also supervises other portfolio management teams. Mr. Schniedwind became a portfolio manager in June 1997.

Lynette Pang

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. She is jointly and primarily responsible for the day-to-day management of the Fund. Ms. Pang, a Chartered Financial Analyst, is a Portfolio Manager for American Century. She joined American Century in 1997 and became a portfolio manager in February 2006.

Zili Zhang

is a portfolio manager of the MML Income & Growth Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Zhang is a Senior Vice President and Portfolio Manager/Director of Quantitative Research for American Century. He joined American Century in October 1995 and became a portfolio manager in 2002.

Phillip N. Davidson

is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Davidson, a Chartered Financial Analyst, is the Chief Investment Officer – Value and a Senior Vice President for American Century. Prior to joining American Century in September 1993, Mr. Davidson spent 11 years at Boatmen’s Trust Company in St. Louis and served as a vice president and portfolio manager responsible for institutional value equity clients.

Michael Liss

is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Liss, a Chartered Financial Analyst, is a Vice President and Portfolio Manager for American Century. Mr. Liss joined American Century in June 1998 and became a portfolio manager in February 2004.

Scott A. Moore

is a portfolio manager of the MML Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Moore, a Chartered Financial Analyst, is a Vice President and Senior Portfolio Manager for American Century. Mr. Moore became a portfolio manager in February 1999.

Capital Guardian Trust Company (“Capital Guardian”), located at 333 South Hope Street, 53rd Floor, Los Angeles, California 90071-1406, manages the investments of the MML Asset Allocation Fund and the MML Growth & Income Fund. Capital Guardian is a wholly-owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2005, Capital Guardian had approximately $157.3 billion in assets under management. Capital Guardian uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a fund’s objective(s) and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio.

Terry Berkemeier

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Berkemeier is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, UK, and European global accounts. Prior to joining the organization in 1992, he was a Vice President/Research in the New York office of Merrill Lynch Capital Markets. He is based in London.

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Michael R. Erickson

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Erickson is Chairman and a director of Capital International Limited, as well as a Senior Vice President, Director, and portfolio manager of Capital Guardian. He joined the organization in 1987 after four years as manager of The Boston Consulting Group. He is based in London.

David I. Fisher

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian, as well as an officer and director of numerous affiliated companies. He is a portfolio manager for U.S., non-U.S., global, and emerging market assets and has been responsible for the organization’s international investing activities since 1982. He joined the organization in 1969 as a financial analyst and was Director of Research for ten years. Previously, he was an officer of Smith Barney & Co. and a marketing executive with General Electric Company. Mr. Fisher is a member of the Los Angeles Society of Financial Analysts, as well as the International Society of Security Analysts. He is based in West Los Angeles.

Karen A. Miller

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Ms. Miller is a Senior Vice President and director of Capital International Research, Inc. and a Senior Vice President of Capital Guardian. She is a portfolio manager for U.S. Equity, U.S. Value Equity, and U.S. Small Capitalization Equity and Vice Chairman of the U.S. Equity Subcommittee. She also has research responsibilities in the U.S. banking industry. Prior to joining the organization in 1990, Ms. Miller was associated with Fidelity Investments as a pricing analyst. She is based in the Washington, D.C.

Theodore R. Samuels

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Samuels is a Senior Vice President and a director of Capital Guardian, a director of The Capital Group Companies, Inc. and a director of Capital Guardian Trust Company, a Nevada Corporation. He manages U.S. equity, value equity, and convertible portfolios. Mr. Samuels is Vice Chairman of Capital Guardian’s operating committee and a member of the investment committee, the personal investment management committee, and the executive committee. Mr. Samuels is also a member of Capital Group International, Inc.’s North American Management Committee. Prior to joining the organization in 1981 as an investment analyst, he was a market analyst with Inland Steel Company in Chicago. He is based in Los Angeles.

Eugene P. Stein

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Stein is Vice Chairman of the Board and Chairman of the Investment Committee of Capital Guardian. He manages U.S. and global equity portfolios and is part of a team responsible for the coordination of asset allocation decisions. He serves as Chairman of Capital Guardian’s executive committee and the North American Management Committee for Capital Group International, Inc. He is also a Director of the Capital Group Companies, Inc. Mr. Stein joined the organization in 1972 as a financial analyst and later became a portfolio manager, first for the mutual funds of Capital Research and Management Company, and then for Capital Guardian. Mr. Stein is a Chartered Financial Analyst and is a member of the CFA Society of Los Angeles. He is based in Los Angeles.

Alan J. Wilson

is a portfolio manager of the MML Asset Allocation Fund and the MML Growth & Income Fund. Mr. Wilson is an Executive Vice President and U.S. Research Director for Capital International Research, Inc. (“CIRI”). He is also a portfolio manager for CIRI with investment analyst responsibilities, specializing in U.S. energy equipment and construction and engineering. He also serves as Senior Vice President and a Director for Capital Guardian. Prior to joining the organization in 1991, Mr. Wilson was a consultant with The Boston Consulting Group for five years. He is based in Los Angeles.

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Christine Cronin

is a portfolio manager of the MML Asset Allocation Fund. Ms. Cronin, a Chartered Financial Analyst and Certified Public Accountant, is a Vice President of Capital International Research, Inc. and Capital Guardian with fixed-income portfolio management and research responsibilities. Prior to joining the organization in 1997, she spent three years as an analyst at Fidelity Investments. She is based in West Los Angeles.

Michael D. Locke

is a portfolio manager of the MML Asset Allocation Fund. Mr. Locke is a Vice President of Capital Research Company with portfolio management and research responsibilities for mortgage- and asset-backed securities and derivatives. Prior to joining the organization in 1996, he worked as a summer associate with Goldman Sachs Asset Management in New York, a senior consultant with Arthur Andersen & Co. in Los Angeles, and as a research associate with the Economic Analysis Corporation. He is based in West Los Angeles.

James R. Mulally

is a portfolio manager of the MML Asset Allocation Fund. Mr. Mulally is a Senior Vice President, a Director and Chairman of the Fixed-Income Subcommittee of Capital Guardian with global fixed-income portfolio management responsibilities. He also serves as a Senior Vice President of Capital International Limited. He joined the organization in 1980, and from 1983 through 1988 was based in London. Prior to this, Mr. Mulally was a research associate with the Federal Reserve Bank of Minneapolis. He is based in West Los Angeles.

Wesley K.-S. Phoa

is a portfolio manager of the MML Asset Allocation Fund. Mr. Phoa is a Vice President of Capital Strategy Research, Inc. and is a portfolio manager and investment analyst in Core and Core Plus strategies with a focus on U.S. Government securities. In addition, he maintains responsibilities for fixed-income quantitative research. Prior to joining Capital Strategy Research in 1999, Mr. Phoa was with Capital Management Sciences in Los Angeles for three years, where he served as a vice president and later as a director of Research. He is based in West Los Angeles.

Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005, manages the investments of the MML Small Cap Value Fund. As of December 31, 2005, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $526.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

Melissa R. Brown

is a portfolio manager of the MML Small Cap Value Fund. Ms. Brown, a Chartered Financial Analyst, is a Managing Director of GSAM and a Senior Portfolio Manager of the GQE Group, where she is responsible for U.S. and Global portfolios. As a member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown has 23 years of industry experience and joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee.

Robert C. Jones

is a portfolio manager of the MML Small Cap Value Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director of GSAM and the Chief Investment Officer of the Global Quantitative Equity (“GQE”) Group. He has over 25 years of investment experience and developed the original model and investment process for GQE in the late 1980s and has been responsible for overseeing their continuing development

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and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, he conducted quantitative research for both a major investment banking firm and an options consulting firm.

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages the investments of the MML Concentrated Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of December 31, 2005, Legg Mason had approximately $60.2 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of the MML Concentrated Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. and Legg Mason Funds Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia.

Neuberger Berman Management, Inc. (“Neuberger Berman”), located at 605 Third Avenue, New York, New York 10158-3698, manages the investments of the MML Global Fund. Neuberger Berman is a wholly-owned subsidiary Neuberger Berman Inc., which is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., a publicly owned holding company. As of December 31, 2005, Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management.

Melody Prenner Sarnell

is primarily responsible for the day-to-day management of the domestic portion of the MML Global Fund. Ms. Sarnell is a managing director and portfolio manager on the Global Equity team. She joined Neuberger Berman in 1997. Previously, she spent 13 years as a co-chairman at John A. Levin & Co. and also held analyst positions at John M. Blewer and Oppenheimer, where she began her career in 1978.

David Levine

assists Ms. Sarnell with the day-to-day management of the domestic portion of the MML Global Fund. Mr. Levine, a Charted Financial Analyst, is a vice president and portfolio manager on the Large Cap Value team. He joined Neuberger Berman in 1995.

Benjamin Segal

is primarily responsible for the day-to-day management of the international portion of the MML Global Fund. Mr. Segal, a Charted Financial Analyst, is a managing director and portfolio manager on the International Equity team. He joined Neuberger Berman in 1998. Previously he was an assistant portfolio manager in global equities with Invesco GT Global in London, and before that was a management consultant with Bain & Company in South Africa, and an investment analyst with Lehman Brothers in Hong Kong. Mr. Segal started his investment career with Wardley James Capel in 1991.

Milu Komer

assists Mr. Segal with the day-to-day management of the international portion of the MML Global Fund. Ms. Komer is a vice president and associate portfolio manager on the International Equity team. She joined Neuberger Berman in 2001. Previously, she held associate positions at JP Morgan and Citigroup, and a research analyst position at Goldman Sachs International in London. Ms. Komer began her investment career as a Financial Analyst at Goldman Sachs in 1992.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60603, manages the investments of the MML Small Cap Index Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other

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institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Chad M. Rakvin

is primarily responsible for the day-to-day management of the MML Small Cap Index Fund. Mr. Rakvin is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Rakvin joined NTI in 2004, and has been a member of the quantitative management group for domestic index products. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager.

Templeton Investment Counsel, LLC (“Templeton”), located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, manages the investments of the MML Foreign Fund. Templeton is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Templeton and its subsidiaries had approximately $464 billion in assets under management.

The team responsible for the Fund’s management is:

Tina Hellmer

is a portfolio manager of the MML Foreign Fund. Ms. Hellmer, a Chartered Financial Analyst, is a Vice President of Templeton. Ms. Hellmer’s research responsibilities include global wireless telecommunication services, Latin America, and small-cap telecommunications, and global building and construction materials, as well as country research coverage of Chile and Argentina. She also manages several international institutional portfolios. Ms. Hellmer joined Franklin Templeton Investments in 1997.

Gary P. Motyl

is a portfolio manager of the MML Foreign Fund. Mr. Moytl, a Chartered Financial Analyst, is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton. Mr. Motyl manages several institutional mutual funds and separate account portfolios and shares country research coverage of the United States. Prior to joining Franklin Templeton Investments in 1981, Mr. Motyl worked as a research analyst and portfolio manager from 1979 to 1981 with Landmark First National Bank.

Peter A. Nori

is a portfolio manager of the MML Foreign Fund. Mr. Nori has primary responsibility for the investments of the Fund. Mr. Nori has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Nori, a Chartered Financial Analyst, is an Executive Vice President and Portfolio Manager – Research Analyst of Templeton. Mr. Nori joined Franklin Templeton Investments in 1987.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the MML Equity Income Fund, the MML Blue Chip Growth Fund and the MML Mid Cap Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2005, T. Rowe Price had approximately $269.5 billion in assets under management.

Brian C. Rogers

is the portfolio manager for the MML Equity Income Fund. Mr. Rogers, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and has been the Chief Investment Officer of T. Rowe Price Associates

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since January 2004. Mr. Rogers is a member of the Board of Directors of T. Rowe Price and serves on its Management Committee. He also sits on T. Rowe Price’s U.S. Equity, International Equity, Fixed Income, and Asset Allocation Steering Committees and is co-manager of its U.S. Large-Cap Value Strategy. Mr. Rogers joined T. Rowe Price in 1982.

Larry J. Puglia

is the portfolio manager for the MML Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis

is a co-portfolio manager for the MML Mid Cap Growth Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He also serves on the Investment Advisory Committees of several growth-oriented strategies, including Large-Cap Growth, Large-Cap Core Growth, and Small-Cap Growth. Mr. Berghuis is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

Donald J. Peters

is a co-portfolio manager for the MML Mid Cap Growth Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is also a portfolio manager for the T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund, and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Mr. Peters is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it would allow MassMutual to remove and replace a sub-adviser in a quick, efficient and cost effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Shares – Multiple Class Information for

MML Concentrated Growth Fund and MML Global Fund

Except for the MML Concentrated Growth Fund and MML Global Fund, each of the Funds offers one class of shares. The MML Concentrated Growth Fund and MML Global Fund each have two classes of shares: Class I and Class II. Class I shares are available only in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates. Class II shares are available in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates, certain variable life insurance policies issued by registered separate accounts owned by MassMutual or its life insurance affiliates, and in connection with certain privately offered separate investment accounts owned by MassMutual or its life insurance affiliates.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the MML Concentrated Growth Fund and MML Global Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 plan, if any, will bear the expense of the payments that would be made pursuant to that 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 plan (Presently, there are no 12b-1 plans); and (e) each Class will have different exchange privileges.

Each Class of the MML Concentrated Growth Fund’s and MML Global Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices.

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Investing In The Funds

Buying and Redeeming Shares

The Trust provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the Funds are not offered to the general public.

The shares of each Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is received and accepted by the Funds or MassMutual. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the Funds or MassMutual. You will usually receive payment for your shares within seven days after your written redemption request is received and accepted. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Limits on Frequent Trading and Market-Timing Activity

The Funds are not designed to serve as vehicles for frequent trading or market timing trading activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities and below investment grade securities (also known as “junk bonds”), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.

The Funds’ shareholders are separate investment accounts of variable life and variable annuity contracts sponsored by MassMutual and certain of its affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.

Instead, as a result of these limitations, the Funds rely on the capabilities, policies and procedures of MassMutual to discourage frequent trading and market timing trading activity, and not to accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be

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able to identify all those who trade frequently or employ a market-timing strategy, and curtail their trading in every instance.

If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.

MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable annuity and/or variable life contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus.

Determining Net Asset Value

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds’ Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

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Taxation and Distributions

The declaration and distribution policies specific to each Fund are outlined below.

Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

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Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds’ operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

The yield for each Fund refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

Sub-Adviser Performance

For all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, will be subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Derivatives Transactions

Each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information.

The Funds may use derivatives to attempt to:

•	protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

•	facilitate selling securities for investment reasons;

•	protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities;

•	establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

•	manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio; or

•	manage its exposure to changing security prices.

The Funds typically will not use derivatives for speculative purposes.

The Funds may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. The Funds may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund’s Sub-Adviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures.

Although the Funds will not be commodity pools, the use of certain derivatives subject these Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in such derivatives. The Funds may invest in stock index futures contracts for hedging purposes without limit. However, the Funds may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund’s assets, after taking into account unrealized gains and unrealized losses on such contracts.

Forward Contracts or “When Issued” Securities

Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist them in achieving their investment objectives. Risks inherent in the use of derivatives include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

•	the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund’s other assets.

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A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Fund’s Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these hedging transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Portfolio Management

Each Fund’s Sub-Adviser may use trading as a means of managing the portfolio of a Fund in seeking to achieve its investment objective. The Sub-Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Sub-Advisers’ ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Sub-Advisers’ ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Sub-Advisers’ evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Sub-Advisers believe the result of trading, net of transaction costs, will benefit the Funds. Portfolio turnover considerations will not limit the Sub-Advisers in managing the Funds, and portfolio turnover can generate higher costs, which can adversely affect the Funds’ performance.

Indexing v. Active Management

Active management involves a Fund’s Sub-Adviser buying and selling securities based on research and analysis. Unlike the other Funds that are actively managed, the MML Small Cap Index Fund is an “index” fund–it tries to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” Funds

–  48  –

are technically non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) – see Non-Diversification Risk on page 31). An index fund’s performance generally is predictable in the sense that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization. To attempt to match the risk and return characteristics of the S&P 600 SmallCap Index as closely as possible for MML Small Cap Index Fund, NTI, the Fund’s Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P SmallCap 600 Index using a process known as “optimization.” The Fund may not hold every one of the stocks in its target index. The Fund utilizes “optimization,” a statistical sampling technique, in an effort to run an efficient and effective strategy. Optimization entails that the Fund first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Restricted And Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by MassMutual or the Sub-Adviser, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by MassMutual and the Fund’s custodian to be of good standing.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities. Taking this type of temporary defensive position may affect a Fund’s ability to achieve its investment objective.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by a Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

All Funds may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

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Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-

–  50  –

backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exception:

•	There is no limitation for U.S. Government securities.

Issuer Diversification

MML Concentrated Growth Fund and MML Small Cap Index Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company generally is required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. Government securities.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI at http://www.massmutual.com.

From the SEC:  You may review and copy information about the Funds (including the Annual/Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.

MML SERIES INVESTMENT FUND

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND (THE “TRUST”) DATED MAY 1, 2006, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:

•	MML ASSET ALLOCATION FUND

•	MML EQUITY INCOME FUND

•	MML INCOME & GROWTH FUND

•	MML GROWTH & INCOME FUND

•	MML BLUE CHIP GROWTH FUND

•	MML LARGE CAP GROWTH FUND

•	MML CONCENTRATED GROWTH FUND

•	MML MID CAP VALUE FUND

•	MML MID CAP GROWTH FUND

•	MML SMALL CAP VALUE FUND

•	MML SMALL CAP INDEX FUND

•	MML GLOBAL FUND

•	MML FOREIGN FUND

DATED MAY 1, 2006

I. GENERAL INFORMATION

MML Series Investment Fund (“MML Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information provides information regarding the following eleven diversified investment portfolios: MML Asset Allocation Fund (“MML Asset Allocation”), MML Equity Income Fund (“MML Equity Income”); MML Income & Growth Fund (“MML Income & Growth”), MML Growth & Income Fund (“MML Growth & Income”), MML Blue Chip Growth Fund (“MML Blue Chip Growth”), MML Large Cap Growth Fund (“MML Large Cap Growth”), MML Mid Cap Value Fund (“MML Mid Cap Value”), MML Mid Cap Growth Fund (“MML Mid Cap Growth”), MML Small Cap Value Fund (“MML Small Cap Value”), MML Global Fund (“MML Global”) and MML Foreign Fund (“MML Foreign”); and two non-diversified investment portfolios: MML Concentrated Growth Fund (“MML Concentrated Growth”) and MML Small Cap Index Fund (“MML Small Cap Index”) (collectively, the “Funds” of MML Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the “Declaration of Trust”). MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of MML Large Cap Growth; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of MML Income & Growth and MML Mid Cap Value; Capital Guardian Trust Company (“Capital Guardian”) manages the investment of the assets of MML Asset Allocation and MML Growth & Income; Goldman Sachs Asset Management, L.P. (“GSAM”) manages the investment of the assets of MML Small Cap Value; Legg Mason Capital Management, Inc. (“Legg Mason”) manages the investment of the assets of MML Concentrated Growth; Neuberger Berman Management, Inc. (“Neuberger Berman”) manages the investment of the assets of MML Global; Northern Trust Investments, N.A. (“NTI”) manages the investment of the assets of MML Small Cap Index; Templeton Investment Counsel, LLC (“Templeton”) manages the investment of the assets of MML Foreign; and T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of MML Equity Income, MML Blue Chip Growth and MML Mid Cap Growth. MassMutual, AllianceBernstein, American Century, Capital Guardian, GSAM, Legg Mason, Neuberger Berman, NTI, Templeton and T. Rowe Price are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.

II. INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS

Each Fund has a distinct investment objective that it pursues through its investment policies. The following information supplements and should be read in conjunction with the discussion of the Funds’ investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of any Fund means the lesser of (1) 67% of such Fund’s outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund’s outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the Adviser’s or any investment sub-adviser’s ability to assess changes in business and economic conditions.

In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.

A. MML Small Cap Index

MML Small Cap Index attempts to replicate the investment results of the Standard & Poor’s SmallCap 600 Index (the “Index”), which is composed of common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s® (“S&P®”) has an Index Committee that is responsible for the overall management of the Index. The Index Committee looks at a company’s market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

The weightings of stocks in the Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. NTI generally selects stocks for each Fund’s portfolios in the order of their weightings in the relevant Index beginning with the heaviest weighted stocks. With respect to the Fund’s assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The investment sub-adviser uses a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in a Fund’s portfolio because of changes in the composition of the Index, but such changes should be infrequent.

Optimization. MML Small Cap Index may not hold every one of the stocks in the S&P SmallCap 600 Index. In an effort to run an efficient and effective strategy, the Fund may use the process of “optimization,” a statistical sampling technique. Optimization entails that the Fund first buy the stocks that make up the larger portions of the Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

NTI, the Fund’s investment sub-adviser, believes that the indexing approach described above is an effective method of substantially replicating Index performance. NTI expects, but cannot guarantee, that there will be a close correlation between the Fund’s performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least .98, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund’s net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares.

The Fund’s ability to replicate the performance of the Index also depends to some extent on the size of the Fund’s portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made in an effort to maintain the similarity of the Fund’s portfolio to the Index to the maximum practicable extent.

MML SMALL CAP INDEX IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCES OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

B. Derivatives

Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts or as otherwise discussed below. The following is a discussion of the Funds’ authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as “Derivatives”).

The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund’s portfolio (collectively “Derivatives Transactions”). Derivatives may provide a cheaper, quicker or more specially focused way for a Fund to invest than “traditional” securities would.

1. Forward Contracts—Each Fund may purchase or sell securities on a “when issued,” delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

While the Funds may also enter into forward contracts with the initial intention of acquiring securities for their portfolio, the Funds may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Funds could buy call or put options to “cover” the forward contracts. The Funds will not enter into a forward contract if as a result more than 25% of that Fund’s total assets would be held in a segregated account covering such contracts.

2. Currency Transactions and Swaps—The Funds may engage in currency transactions with counterparties either to hedge foreign currency risks or to convert foreign denominated securities or obligations to U.S. dollar-denominated investments. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s investment sub-adviser.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in or exposed to that currency. For example, if a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, that Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

None of the Funds will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or exposed to or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in or exposed to linked currencies. For example, if a Fund’s investment sub-adviser considers that the Austrian schilling is linked to the German Deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Fund’s investment sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Fund’s investment sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Funds are engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

3. Interest Rate Swap Agreements—Swap Agreements—An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by an investment sub-adviser on behalf of a Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. A Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

The Funds may also engage in other types of swap transactions, including, but not limited to currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps.

4. Futures—The Funds may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.

While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes the gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, a Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its futures obligations. A Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of “initial margin” consisting of cash or U.S. Treasury bills currently equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market”.

To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

Options on Futures Contracts: Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

Combined Positions: The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

5. Call and Put Options

Call Options give the holder the right to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, a Fund receives a premium, that may be an additional source of income for the Fund, for agreeing to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

Each Fund may write call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Put Options give the holder the right to sell the underlying securities to a Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are “covered” by a Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid, high quality debt securities. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

6. Options on Indexes—The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

7. Exchange Traded and Over-the-Counter Options—All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter options) that meet creditworthiness standards approved by the Funds’ Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of over-the-counter options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an over-the-counter option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written over-the-counter options as liquid. In these cases, the over-the-counter option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

8. Interest Rate Caps—The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Funds’ Board of Trustees, a Fund selling caps and floors would maintain, in a segregated account, cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

9. Other Derivatives—The Funds may use other derivatives that are or become appropriate in the context of each Fund’s investment objectives and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.

Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust’s current non-fundamental policies are:

1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts;

2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

3. a Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options;

4. a Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts; and

5. a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

Segregated Accounts—If a Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government securities and other liquid, high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high quality liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund’s commitments. At the time of entering into a forward contract, the segregated account covering such forward contracts shall not exceed 25% of the Fund’s assets. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund’s other assets. A Fund may realize short-term gains or losses upon the sale of forward contracts.

Risks in Using Derivatives—There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. Risks inherent in the use of futures, options, forward contracts, and swaps include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	futures contracts and options can be highly volatile;

•	the writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

•	forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds’ other assets.

C. Other Investment Practices

1. Repurchase Agreements—The Funds may enter into repurchase agreements. Each such Fund may invest not more than 10% of their respective total assets in such agreements. Under a repurchase agreement, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in U.S. Government securities and which meet the credit requirements set by MML Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. A repurchase agreement is considered to be a loan by a Fund for purposes of its investment restrictions, collateralized by the underlying security. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks.

While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s estate.

2. Reverse Repurchase Agreements—The Funds may engage in reverse repurchase agreements, which are agreements in which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. Each such Fund will maintain a segregated account with its custodian which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described previously.

3. Restricted and Illiquid Securities—Each Fund may invest no more than 15% of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provided that such securities are determined to be liquid by the Funds’ Board of Trustees or the Fund’s investment sub-adviser if such determination is pursuant to Board-approved guidelines.

Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the investment sub-advisers for the Funds’ portfolios. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the investment sub-adviser’s implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Funds’ investments could be impaired if trading does not develop or declines.

Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Funds’ portfolios (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exception of Rule 144A securities and commercial paper, the Funds generally do not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Funds may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time a Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund’s flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Funds may be underwriters as that term is defined in the Securities Act.

4. Warrants and Rights—The Funds may each invest in warrants. A warrant typically gives the holder the right to purchase an underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment for the holder. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period.

The Funds may also invest in rights. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.

Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

5. Foreign Securities—The Funds may invest in the securities of foreign issuers. MML Asset Allocation, MML Growth & Income, MML Small Cap Value and MML Small Cap Index may invest not more than 10% of their total assets in the securities of foreign issuers. MML Blue Chip Growth and MML Large Cap Growth may invest not more than 20% of their total assets in the securities of foreign issuers. MML Equity Income, MML Concentrated Growth and MML Mid Cap Growth may invest not more than 25% of their total assets in the securities of foreign issuers. MML Income & Growth and MML Mid Cap Value may invest not more than 35% of their total assets in the securities of foreign issuers. MML Global and MML Foreign may invest without limit in foreign securities. Investments in Canadian securities are generally limited to 25% of a Fund’s (with the exception of MML Global and MML Foreign) net assets. Foreign securities include securities of foreign issuers represented by American Depositary Receipts (ADRs).

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

The Funds are permitted to invest in foreign securities. If the Funds’ securities are held abroad, the countries in which such securities may be held and the subcustodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Funds may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

The Funds also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and are evidence of ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities.

Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

In making foreign investments, each Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their values will be affected favorably or unfavorably by changes in the strength of the U.S. dollar relative to other currencies as well as to other factors that affect securities prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include:

•	imposition of dividend or interest withholding or confiscatory taxes

•	higher brokerage costs

•	thinner trading markets, currency blockages or transfer restrictions

•	military coups or other adverse political or economic developments

•	applicability of less stringent regulation of foreign securities markets

•	the availability of less information about the issuer of the security in question

•	possible seizure, expropriation or nationalization of foreign assets

•	less government supervision and regulation of securities exchanges, brokers and listed companies

•	the difficulty of enforcing obligations in other countries

•	greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Foreign securities markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Funds are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.

Purchases of foreign securities are usually made in foreign currencies and, as a result, Funds investing in foreign securities may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Funds’ agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Funds’ ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant, political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. With regard to the actively-managed Funds, management seeks to mitigate the risks associated with these considerations through diversification and active professional judgment.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

6. Lending Portfolio Securities—The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

(a) the Fund must receive at least 100% cash collateral from the borrower;

(b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;

(c) the Fund must be able to terminate the loan at any time;

(d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;

(e) the Fund may pay only reasonable custodian fees in connection with the loan; and

(f) while voting rights on the loaned securities may pass to the borrower, the Fund’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

In connection with its securities lending transactions, a Fund may return to the borrower or a third party unaffiliated with the Fund, and acting as a “placing broker,” a part of the interest earned from the investment of cash collateral received for securities loaned.

7. Short Sales Against-the-Box—Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box.

8. Money Market Instruments: Large Denominations—Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or more could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Funds, limit the percentage of assets which may be invested in certain industries or in securities of any issuer.

9. Other Short-Term Investments—The Funds may invest, without restriction or limitation (except as specifically described below), in the following types of money market instruments:

U.S. Government Securities—Some U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are secured by the right of the issuer to borrow from the U.S. Treasury. Other U.S. Government securities are supported by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality. Other U.S. Government securities are supported only by the credit of the issuing agent or instrumentality. These securities bear fixed, floating or variable rates of interest. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

Bank Obligations—The Funds may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper—Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s Investors Service,

Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“S&P”), a division of The McGraw-Hill Companies, Inc., (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s or at least AA- by S&P, or (c) if unrated, determined by the investment sub-adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

10. Mortgage-Backed Securities and CMOs—The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates and decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent of the value of other debt securities, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

11. Asset-Backed Securities—These securities are issued by trusts and special purpose entities. They are backed by pools of assets, such as automobile and credit-card receivables and home equity loans. Payments on the underlying obligations are passed through to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset- backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return, similar to prepayments of a pool of mortgage loans underlying mortgage-backed securities described above. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

12. Lower Quality Debt Instruments and Preferred Stock—The Funds may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P or Moody’s. Lower quality debt instruments, which are also known as “junk bonds,” involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which the Funds seek to achieve their respective investment objectives and such investor’s ability to assume these risks before investing in the Funds.

13. Exchange Traded Funds (ETFs)—These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or to equitize cash. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

14. Investment Basket—The Board of Trustees of MML Trust, notwithstanding any of the investment restrictions set forth in this SAI or those set forth in the Prospectus, except those imposed as a matter of law, may authorize one or more Funds to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs. The Board must determine that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-adviser. Moreover, at the time of making such an investment or entering into such transaction, such investments or instruments cannot account for more than 10% of the Fund’s total assets.

15. Other Income-Producing Securities

Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following:

•

Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

16. Stock Index Futures—A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. MML Small Cap Index purchases and sells futures contracts on the relevant stock index for which it can obtain the best price with consideration also given to liquidity.

Using futures in anticipation of market transactions involves certain risks. Although each of the Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

In connection with their futures transactions the Funds may be required to establish and maintain at the custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

17. Trading Activity—The investment Sub-Advisers intend to use trading as a means of managing the portfolio of each Fund in seeking to achieve their investment objectives. Portfolio trading involves transaction costs, but will be engaged in when a Fund’s investment sub-adviser believes the result of the trading, net of transaction costs, will benefit the Funds.

18. Dollar Roll Transactions—To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

Each Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made to the Funds’ adviser, sub-advisers, or any of their affiliates who provide services to the Funds. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting.

MassMutual and the Funds’ sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-advisers’ policies, procedures and/ or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com as soon as possible after each calendar quarter-end.

Other Disclosures

To the extent permitted under applicable law, MassMutual and the Funds’ sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (Investors Bank & Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers (currently, Babson Capital Management LLC engages Institutional Shareholder Services, Inc.), and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

III. INVESTMENT RESTRICTIONS

The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

1. Except with respect to the MML Concentrated Growth Fund and the MML Small Cap Index Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations;

2. Purchase commodities or commodity contracts, except to the extent that a Fund may enter into financial futures contracts, options, options on futures, and other financial transactions not involving physical commodities (see the Prospectus and “Investment Practices of the Funds and Related Risks—Derivatives” in this Statement of Additional Information);

3. Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.);

4. Participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

5. Make loans, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

6. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

7. Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exception:

In the case of MML Small Cap Index Fund, except to the extent the Index is so concentrated.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

The Funds may not sell securities short, but reserve the right to sell securities short against the box. Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, the Funds may each (1) engage in hedging transactions, techniques and practices using forward contracts and similar instruments, to the extent and in the manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by that Fund’s investment sub-adviser, and provided that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of that Fund’s total assets.

In addition, each Fund may not:

1. Invest for the purpose of exercising control over, or management of, any company.

2. Invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment sub-advisers or affiliates thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees except that this restriction shall not prohibit the investment by MML Equity Income, MML Blue Chip Growth and MML Mid Cap Growth in money market funds managed by T. Rowe Price pursuant to an exemptive order.

IV. MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of MML Trust is generally responsible for management of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-advisers to the Funds, respectively, MassMutual, AllianceBernstein, American Century, Capital Guardian, GSAM, Legg Mason, Neuberger Berman, NTI, Templeton and T. Rowe Price may be considered part of the management of the Trust. The Trustees and principal officers of MML Trust are listed below together with information on their positions with MML Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Richard H. Ayers	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 1999
Trustee of 47 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2003
Trustee of 47 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 1973
Trustee of 47 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

Richard W. Greene	Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 70
Trustee since 1999
Trustee of 47 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1996), Advisory Board Member (1996-1999), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr.	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2003
Trustee of 47 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr.	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 64
Trustee since 1996
Trustee of 85 portfolios in fund complex

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Interested Trustees*

Frederick C. Castellani	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2001
Trustee of 47 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal	Vice Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 61
Trustee since 2003
Trustee of 49 portfolios in fund complex

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006), Jeffries Group, Inc. (investment bank).

Principal Officers

Kristin Bushard	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 39
Officer since 2005
Officer of 77 portfolios in fund complex

Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Michael A. Chong 1295 State Street Springfield, MA 01111 Age: 48 Officer since 2004 Officer of 77 portfolios in fund complex	Vice President and Chief Compliance Officer of MML Trust

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), Second Vice President (1996-1999), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2005), MML Series Investment Fund II (open-end investment company).

James S. Collins	Chief Financial Officer and Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 48
Officer since 2000
Officer of 77 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2005), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2005), MML Series Investment Fund II (open-end investment company).

David W. O’Leary	President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 45
Officer since 2001
Officer of 27 portfolios in fund complex

Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services; Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Ian W. Sheridan	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 41
Officer since 2004
Officer of 77 portfolios in fund complex

Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP); Vice President (since 2004), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2005.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	Over $100,000
Mary E. Boland	None	None
Richard W. Greene	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Interested Trustees
Frederick C. Castellani	None	None
Robert E. Joyal	None	None

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

The Board of Trustees had four regularly scheduled meetings in 2005 and one special meeting.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Hunter and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2005, the Audit Committee met twice.

The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during 2005. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as chairperson of the Board of Trustees and periodically reviews the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2005. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has a Governance Committee, whose members are Messrs. Blair, Castellani, Joyal and Marshall and Ms. Boland. The Governance Committee met twice during 2005. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents (except for the CCO) of the Trust. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $2,700 per quarter plus $1,400 per meeting attended in-person or $600 per meeting attended by telephone. Such Trustees who serve on the Audit Committee or the Contract Committee of the Trust are paid an additional fee of $600 per meeting attended. Such Trustees who serve on the Nominating Committee or the Governance Committee are paid an additional fee of $300 per meeting attended. The Chairperson of the Board of Trustees is paid an additional fee of $1,325 per quarter. The Chairperson of the Audit Committee is paid an additional fee of $600 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional fee of $300 annually. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2005 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MassMutual Select Funds.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers	—	$28,288	$56,600
Trustee
Allan W. Blair	$25,500	—	$51,000
Trustee
Mary E. Boland	—	$37,951	$76,376
Trustee
Richard W. Greene	$29,250	—	$58,500
Chairman and Trustee
R. Alan Hunter, Jr.	—	$28,365	$56,810
Trustee
Robert E. Joyal	—	$27,985	$56,139
Vice Chairman and Trustee
F. William Marshall, Jr.	$25,500	—	$169,500
Trustee

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment adviser to each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the “Management Agreements”). Under the Management Agreements, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment subadvisory agreements (the “Subadvisory Agreements”).

Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate based upon the average daily net assets of each Fund as follows: .55% for MML Asset Allocation, .75% for MML Equity Income, .65% for MML Income & Growth, .50% for MML Growth & Income, .75% for MML Blue Chip Growth, .65% for MML Large Cap Growth, .60% for MML Concentrated Growth, .84% for MML Mid Cap Value, .77% for MML Mid Cap Growth, .75% for MML Small Cap Value, .35% for MML Small Cap Index, .60% for MML Global and .89% for MML Foreign.

MassMutual has agreed to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at the following amounts through April 30, 2008: .57% for MML Asset Allocation, .85% for MML Equity Income, .70% for MML Income & Growth, .52% for MML Growth & Income, .85% for MML Blue Chip Growth, .73% for MML Large Cap Growth, .76% for Class I and .66% for Class II of MML Concentrated Growth, .93% for MML Mid Cap Value, .85% for MML Mid Cap Growth, .88% for MML Small Cap Value, ..45% for MML Small Cap Index, .71% for Class I and .61% for Class II of MML Global and 1.02% for MML Foreign. These agreements cannot be terminated unilaterally by MassMutual.

The Management Agreements except for the management agreement with respect to MML Concentrated Growth and MML Global also provide that MassMutual will perform all administrative functions relating to the Fund. With respect to each of the other Funds, MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses.

MassMutual provides administrative and shareholder services to MML Concentrated Growth and MML Global under separate Administrative and Shareholder Services Agreements pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to such Administrative and Shareholder Services Agreements. The Trust, on behalf of MML Concentrated Growth, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, .24% for Class I shares and .14% for Class II shares. The Trust, on behalf of MML Global, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, .28% for Class I shares and .18% for Class II shares. The Administrative and Shareholder Services Agreements were effective May 1, 2006.

The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days’ written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual’s control of the initials “MML” and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Each Management Agreement provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial “MML” is withdrawn from the Fund by MassMutual.

AllianceBernstein

MassMutual has also entered into an investment sub-advisory agreement with AllianceBernstein pursuant to which AllianceBernstein serves as MML Large Cap Growth’s investment sub-adviser, providing day-to-day management of the Fund’s investments. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At December 31, 2005, AllianceBernstein Holding L.P. owned approximately 32.2% of the issued and outstanding AllianceBernstein Units. AXA Financial Inc. was the beneficial owner of approximately 60.7% of the AllianceBernstein Units at December 31, 2005 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding AllianceBernstein Holding Units) which, including the general partnership interests in AllianceBernstein and AllianceBernstein Holding, represent an approximate 61.1% economic interest in AllianceBernstein. AXA Financial, is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

MassMutual’s sub-advisory agreement with AllianceBernstein will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. AllianceBernstein also provides investment sub-advisory services for the MML Equity Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MassMutual serves as investment adviser, and the MassMutual Select Diversified Value Fund and MassMutual Select Large Cap Growth Fund, each of which are series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

American Century

MassMutual has also entered into an investment sub-advisory agreement with American Century pursuant to which American Century serves as MML Income & Growth’s and MML Mid Cap Value’s investment sub-adviser, providing day-to-day management of each Fund’s investments. American Century, which is a privately held subsidiary of American Century Companies, Inc., is located at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2005, American Century had approximately $100.85 billion in assets under management.

MassMutual’s sub-advisory agreements with American Century will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund.

Capital Guardian

MassMutual has also entered into an investment sub-advisory agreement with Capital Guardian pursuant to which Capital Guardian serves as MML Asset Allocation’s and MML Growth & Income’s investment sub-adviser, providing day-to-day management of each Fund’s investments. Capital Guardian, a wholly-owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, 53rd Floor, Los Angeles, California 90071-1406. As of December 31, 2005, Capital Guardian had approximately $157.3 billion in assets under management.

MassMutual’s sub-advisory agreements with Capital Guardian will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund.

GSAM

MassMutual has also entered into an investment sub-advisory agreement with GSAM pursuant to which GSAM serves as MML Small Cap Value’s investment sub-adviser, providing day-to-day management of the

Fund’s investments. GSAM is located at 32 Old Slip, New York, New York 10005. As of December 31, 2005, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $526.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

MassMutual’s sub-advisory agreement with GSAM will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. GSAM also provides investment sub-advisory services for the MassMutual Select Small Cap Core Equity Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

Legg Mason

MassMutual has also entered into an investment sub-advisory agreement with Legg Mason pursuant to which Legg Mason serves as MML Concentrated Growth’s investment sub-adviser, providing day-to-day management of the Fund’s investments. Legg Mason, a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, is located at 100 Light Street, Baltimore, Maryland 21202. As of December 31, 2005, Legg Mason had approximately $60.2 billion in assets under management.

MassMutual’s sub-advisory agreement with Legg Mason will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund.

Neuberger Berman

MassMutual has also entered into an investment sub-advisory agreement with Neuberger Berman pursuant to which Neuberger Berman serves as MML Global’s investment sub-adviser, providing day-to-day management of the Fund’s investments. Neuberger Berman is located at 605 Third Avenue, New York, New York 10158-3698. Neuberger Berman is a wholly-owned subsidiary Neuberger Berman Inc., which is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., a publicly owned holding company. As of December 31, 2005, Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management.

MassMutual’s sub-advisory agreement with Neuberger Berman will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund.

NTI

MassMutual has also entered into an investment sub-advisory agreement with NTI pursuant to which NTI serves as MML Small Cap Index’s investment sub-adviser, providing day-to-day management of the Fund’s investments. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

MassMutual’s sub-advisory agreement with NTI will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. NTI also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are also series of MML Series Investment Fund, and the MassMutual Select Indexed Equity Fund and the MassMutual Select OTC 100 Fund, each of which are series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

Templeton

MassMutual has also entered into an investment sub-advisory agreement with Templeton pursuant to which Templeton serves as MML Foreign’s investment sub-adviser, providing day-to-day management of the Fund’s investments. Templeton is located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2005, Templeton and its subsidiaries had approximately $464 billion in assets under management.

MassMutual’s sub-advisory agreement with Templeton will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund.

T. Rowe Price

MassMutual has also entered into an investment sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price serves as MML Equity Income’s, MML Blue Chip Growth’s and MML Mid Cap Growth’s investment sub-adviser, providing day-to-day management of each Fund’s investments. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, has been managing assets since 1937. As of December 31, 2005, T. Rowe Price had approximately $269.5 billion in assets under management.

MassMutual’s sub-advisory agreements with T. Rowe Price will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund. T. Rowe Price also provides investment sub-advisory services for the MassMutual Select Blue Chip Growth Fund, the MassMutual Select Mid Cap Growth Equity II Fund and the MassMutual Select Small Company Value Fund, each of which are series of MassMutual Select Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

MassMutual is ultimately responsible for providing investment advice to these Funds and will continue to provide administrative and non-investment advisory services to the Funds.

Securities held by the Funds are also frequently held by the sub-advisers in their investment accounts and/or by other investment clients for which the sub-advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust’s management that such execution advantage and the desirability of retaining the sub-advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Other service providers of the Funds are as follows:

•	Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, the independent registered public accounting firm for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

•	Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for each of the Fund’s investments. As custodian, IBT has custody of each Fund’s securities and maintains certain financial and accounting books and records. As custodian, IBT does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

VI. CODES OF ETHICS

MML Trust, MassMutual, AllianceBernstein, American Century, Capital Guardian, GSAM, Legg Mason, Neuberger Berman, NTI, Templeton and T. Rowe Price have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

VII. BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

MML Asset Allocation, MML Blue Chip Growth, MML Concentrated Growth, MML Equity Income, MML Growth & Income, MML Income & Growth, MML Large Cap Growth, MML Foreign, MML Global, MML Mid Cap Growth, MML Mid Cap Value, and MML Small Cap Value

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Fund’s investment sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund’s investment sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Fund’s investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction. The investment sub-adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investments sub-adviser’s overall responsibilities to MML Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

By virtue of the Sub-Advisory Agreements AllianceBernstein is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Large Cap Growth; American Century is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Income & Growth and MML Mid Cap Value; Capital Guardian is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Asset Allocation and MML Growth & Income; GSAM is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Small Cap Value; Legg Mason is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Concentrated Growth; Neuberger Berman is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Global; Templeton is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Foreign; and T. Rowe Price is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Equity Income, MML Blue Chip Growth and MML Mid Cap Growth.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to a Fund’s investment sub-adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of an investment sub-adviser’s clients and not solely or necessarily for the benefit of MML Trust. The investment sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment sub-adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent MML Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-advisor in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment sub-adviser’s in carrying out its obligations to MML Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

MML Small Cap Index

MML Small Cap Index has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. The Fund’s Investment Management Agreement with MassMutual provides that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of this Fund and its investment sub-adviser, in placing brokerage transactions, is to seek best execution by responsible brokerage firms at reasonably competitive commission rates. The investment sub-adviser will not consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Fund.

By virtue of the Sub-Advisory Agreement, NTI is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Investment Management Agreement with the Fund. The investment sub-adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the investment sub-adviser. The primary consideration is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The investment sub-adviser attempts to achieve these results by choosing brokers to execute transactions based on (1) their professional capabilities (including use of capital, clearance and settlement procedures, and participation in underwriting and corporate finance issues), (2) the value and quality of their services and (3) the comparative brokerage commission rates which they offer.

Portfolio turnover will result from changes in the composition of the Index which the Fund seeks to follow and from purchases and redemptions of Fund shares and the reinvestment of Fund dividends. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the investment sub-adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MML Trust.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker, to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Portfolio securities normally will be purchased from or sold to dealers serving as market makers for the securities at a net price. MML Small Cap Index may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve a brokerage commission. The cost of a Fund’s investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Purchase and sale orders of the securities held by the Fund may be combined with those of other investment companies and accounts which attempt to track an equity index that the investments sub-adviser manages, and for which it has brokerage placement authority, in the interest of seeking the best overall terms. When the investment sub-adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by it, the investment sub-adviser undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with MML Small Cap Index, such as MassMutual, NTI and, in some cases, their affiliates, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

VIII. CAPITAL SHARES

MML Trust is a “series” company. To date, shares of nineteen (19) series (i.e., investment portfolios) have been authorized: MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Equity Income Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Large Cap Value Fund, MML Equity Index Fund, MML Foreign Fund, MML Global Fund, MML Growth Equity Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Cap Index Fund and MML Small Cap Value Fund. Under MML Trust’s Declaration of Trust, however, the Board of Trustees is authorized to create new series in addition to the Funds without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

The Trustees and shareholders of MML Concentrated Growth, MML Global and MML Equity Index have approved an amendment to the Trust’s Declaration of Trust to permit the Trustees to create one or more classes of shares of MML Concentrated Growth, MML Global and MML Equity Index.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust’s Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series’ shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, or with respect to MML Concentrated Growth, MML Global and MML Equity Index, one or more classes of shares, then only shareholders of such series, or class in the case of MML Concentrated Growth, MML Global and MML Equity Index shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

IX. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust’s Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The NAV of each Fund’s shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

The manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of

Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the MML Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund’s shares.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When a Fund enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

X. TAX STATUS

It is the policy of each of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes on income and gain it distributes to the separate investment accounts that invest in the Funds, each Fund must, among other things:

1. derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and

3. distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require each of the Fund’s assets to be diversified so that no single investment represents more than 55% of the value of the Fund’s total assets, no two investments represent more than 70% of the Fund’s total assets, no three investments represent more than 80% of the Fund’s total assets and no four investments represent more than 90% of the Fund’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). MML Trust intends to comply with these diversification requirements.

XI. CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of each of the Funds to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund’s assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

Pursuant to the Taxpayer Relief Act of 1997 (the “1997 Act”), new “constructive sale” provisions apply to activities by the Funds which lock-in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

XII. EXPERTS

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as counsel to MML Trust.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated May 14, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund shall be bound.

APPENDIX A

SECURITIES RATINGS

This is a description of Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) commercial paper and bond ratings:

I. Commercial Paper Ratings:

S&P Commercial Paper Ratings—are graded into four categories, ranging from ‘A’ for the highest quality obligations to ‘D’ for the lowest. ‘A’ Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

“A-1”: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

Moody’s Commercial Paper Ratings—employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II. Bond Ratings

S&P describes its four highest ratings for corporate debt as follows:

A:	AAA	—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA	—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B:	BBB

—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B

PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MML Series Investment Fund (the “Trust”) with respect to the voting of proxies on behalf of each series of the Trust (the “Series”). It is the general policy of the Trust, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I. General Principles

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. Sub-Advisers

1. The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Trust annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Trust for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Trust annually.

3. The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4. The Sub-Advisers shall provide the Trust and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Trust and MassMutual to comply with applicable laws and regulations.

III. The Trust and MassMutual

1. The officers of the Trust shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2. The Trustees of the Trust shall not vote proxies on behalf of the Trust or the Series.

3. MassMutual shall not vote proxies on behalf of the Trust or the Series.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, if applicable, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

October 2005

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AMERICAN CENTURY PROXY VOTING GUIDELINES

American Century is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds it advises. In exercising its voting obligations, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. American Century attempts to consider all factors of its vote that could affect the value of the investment.

American Century has determined that certain significant contributors to shareholder value exist with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. American Century’s Proxy Voting Guidelines specifically address these considerations and establish a framework for American Century’s consideration of the vote that would be appropriate for the funds it advises. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors

•	Ratification of Selection of Auditors

•	Equity-Based Compensation Plans

•	Anti-Takeover Proposals

–	Cumulative Voting

–	Staggered Boards

–	“Blank Check” Preferred Stock

–	Elimination of Preemptive Rights

–	Non-targeted Share Repurchase

–	Increase in Authorized Common Stock

–	“Supermajority” Voting Provisions or Super Voting Share Classes

–	“Fair Price” Amendments

–	Limiting the Right to Call Special Shareholder Meetings

–	Poison Pills or Shareholder Rights Plans

–	Golden Parachutes

–	Reincorporation

–	Confidential Voting

–	Opting In or Out of State Takeover Laws

•	Shareholder Proposals Involving Social, Moral or Ethical Matters

•	Anti-Greenmail Proposals

•	Changes to Indemnification Provisions

•	Non-Stock Incentive Plans

•	Director Tenure

•	Directors’ Stock Options Plans

•	Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which American Century may have a potential conflict of interest. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds advised by the subadviser, all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

A copy of American Century’s Proxy Voting Guidelines is available on the About Us page at americancentury.com.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst’s recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of April 1, 2005.

GOLDMAN SACHS ASSET MANAGEMENT

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular \proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations. In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.

Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Legg Mason Capital Management, Inc.

Proxy Principles and Procedures

OVERVIEW

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance—Equity shareholders are owners of the business—company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business—LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management’s ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance,

LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts.    In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS

Independence of Boards of Directors: majority of unrelated directors, independent of management	For

Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For

Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For

Cumulative Voting for Directors	For

Staggered Boards	Against

Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case

Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For

Director Liability & Indemnification: support limitation of liability and provide indemnification	For

Audit Process	For

Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For

Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For

Fixed Retirement Policy for Directors	Case-by-Case

Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For

Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For

Annual Review of Board/CEO by Board	For

Periodic Executive Sessions Without Mgmt (including CEO)	For

Votes for Specific Directors	Case-by-Case

Proxy Issue	LMCM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION

Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case

Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value

Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against

Expiry: plan whose options have a life of more than ten years	Case-by-Case

Expiry: “evergreen” stock option plans	Against

Dilution:	Case-by-Case - taking into account value creation, commitment to shareholder-friendly policies, etc.

Vesting: stock option plans that are 100% vested when granted	Against

Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For

Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against

Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case

Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against

Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against

Change in Control: granting options or bonuses to outside directors in event of a change in control	Against

Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against

Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against

Director Compensation: % of directors’ compensation in form of common shares	For

Golden Parachutes	Case-by-Case

Expense Stock Options	For

Severance Packages: must receive shareholder approval	For

Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

Proxy Issue	LMCM Guideline
TAKEOVER PROTECTIONS
Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against
Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case
Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against
Crown Jewel Defenses	Against
Payment of Greenmail	Against
“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against
Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against
Poison Pills: receive shareholder ratification	For
Redemption/Ratification of Poison Pill	For

SHAREHOLDERS’ RIGHTS
Confidential Voting by Shareholders	For
Dual-Class Share Structures	Against
Linked Proposals: with the objective of making one element of a proposal more acceptable	Against
Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against
Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against
Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For
Shareholder Proposals	Case-by-Case
Stakeholder Proposals	Case-by-Case
Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For
Preemptive Rights	For
Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For
Allow Shareholder action by written consent	For
Allow Shareholders to call Special Meetings	For
Social and Environmental Issues	As recommended by Company Management
Reimbursing Proxy Solicitation Expenses	Case-by-Case

NEUBERGER BERMAN MANAGEMENT INC.

Proxy summary

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (ISS) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

NTI

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to NTI in its capacity as Investment Sub-Adviser. NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, NTI exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management’s ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

A Proxy Committee comprised of senior NTI investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser’s ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company’s proxy without the knowledge that another affiliate manages that company’s retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

Weight Given Management Recommendations

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER’S PROXY VOTING POLICIES AND PRINCIPLES

Adviser’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser’s organization, including portfolio management, legal counsel, and Adviser’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose “golden parachutes” that are considered excessive. Adviser will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Adviser usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser’s proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser’s proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4. In determining how to vote, Adviser’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5. The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will attempt to submit Adviser’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15. Periodically, the Proxy Group will verify that:

•	All annual proxies for the securities held by Advisory Clients have been received;

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2006

T. ROWE PRICE PROXY VOTING—PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

APPENDIX C

ADDITIONAL PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P.

MML Large Cap Growth Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s U.S. Large Cap Growth Team, which is responsible for management of all of the Adviser’s U.S. Large Cap Growth accounts. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members of the team work together to determine the investment strategy, including security selection, Mr. Jason Ley and Ms. Stephanie Simon are responsible for day-to-day management of the Fund’s portfolio.

Jason Ley

Registered Investment Companies:*

Total Number of Non-Mass Mutual Accounts:	1
Total Assets in Non-Mass Mutual Accounts:	$42,861,567
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:*

Total Number of Non-Mass Mutual Accounts:	2
Total Assets in Non-Mass Mutual Accounts:	$32,333,090
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:*

Total Number of Non-Mass Mutual Accounts:	17
Total Assets in Non-Mass Mutual Accounts:	$428,685,641
Number of Performance-Based Accounts:	1
Total Assets in Performance-Based Accounts:	$21,734,043

Stephanie Simon

Registered Investment Companies:*

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:*

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:*

Total Number of Non-Mass Mutual Accounts:	9
Total Assets in Non-Mass Mutual Accounts:	$471,953,988
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

*	Information as of 12/31/05.

Ownership of Securities:    The portfolio managers do not own any shares of the MML Large Cap Growth Fund.

Investment Professional Conflict of Interest Disclosure.

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities.

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation.

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

American Century Investment Management, Inc.

The Portfolio Managers for the MML Income & Growth Fund are Kurt Borgwardt, John Schneidwind, Lynette Pang and Zili Zhang. The Portfolio Managers of the MML Mid Cap Value Fund are Phillip Davidson, Michael Liss and Scott Moore.

Other Accounts Managed. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table.

Other Accounts Managed (As of December 31, 2005)

		Registered Investment Companies (e.g., other American Century funds and American Century - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plan accounts)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies, corporate money)

MML Income & Growth Fund

Mr. Borgwardt	Number of Other Accounts Managed	6	0	0

	Assets in Other Accounts Managed	$6,416,425,094	N/A	N/A

Mr. Schneidwind	Number of Other Accounts Managed	6	0	0

	Assets in Other Accounts Managed	$6,712,724,288	N/A	N/A

Ms. Pang(1)	Number of Other Accounts Managed	5	0	0

	Assets in Other Accounts Managed	$1,567,034,386	N/A	N/A

Mr. Zhang	Number of Other Accounts Managed	5	0	0

	Assets in Other Accounts Managed	$6,413,437,351	N/A	N/A

MML Mid Cap Value Fund

Mr. Davidson	Number of Other Accounts Managed	6	0	0

	Assets in Other Accounts Managed	$11,289,948,490	N/A	N/A

Mr. Liss	Number of Other Accounts Managed	4	0	0

	Assets in Other Accounts Managed	$6,001,529,174	N/A	N/A

		Registered Investment Companies (e.g., other American Century funds and American Century - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plan accounts)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies, corporate money)
Mr. Moore	Number of Other Accounts Managed	9	0	0

	Assets in Other Accounts Managed	$15,026,515,151	N/A	N/A

[1]	Ms. Pang became a Portfolio Manager on February 1, 2006. The information provided is as of that date.

None of the other accounts managed has an advisory fee based on the performance of the account.

Potential Conflicts of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Structure of Compensation. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund’s true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager’s level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio’s performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the MML Mid Cap Value Fund and the MML Income & Growth Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser’s ability to pay.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Trust Shares. The portfolio managers of the MML Income & Growth Fund did not own any shares of the Fund as of December 31, 2005. The portfolio managers of the MML Mid Cap Value Fund did not own any shares of the Fund as of December 31, 2005.

Capital Guardian Trust Company

The portfolio managers for the MML Asset Allocation Fund are Terry Berkemeier, Michael Erickson, David Fisher, Karen Miller, Theodore Samuels, Eugene Stein, Alan Wilson, Christine Cronin, Michael Locke, James Mulally and Wesley Phoa. The portfolio managers of the MML Growth & Income Fund are Terry Berkemeier, Michael Erickson, David Fisher, Karen Miller, Theodore Samuels, Eugene Stein and Alan Wilson.

MML Asset Allocation Fund As of December 31, 2005

Other Accounts Managed

	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Portfolio Managers	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Berkemeier, Terry	8	$4.36	9	$5.49	159	$47.29
Cronin, Christine	1	$0.64	5	$1.02	18	$7.83
Erickson, Michael	12	$5.12	23	$17.61	390	$109.14
Fisher, David	23	$22.02	33	$46.79	324	$103.73
Locke, Michael	3	$3.67	9	$1.41	10	$4.65
Miller, Karen	14	$6.10	15	$2.70	101	$23.60
Mulally, James	2	$3.49	8	$1.29	27	$8.79
Phoa, Wesley[5]	1	$0.62	4	$0.79	6	$2.25
Samuels, Theodore	12	$5.95	10	$5.35	447	$35.07
Stein, Eugene	12	$5.68	14	$6.79	141	$43.39
Wilson, Alan	11	$6.94	8	$2.13	97	$27.20

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.
[5]	Information for Wesley Phoa is as of March 31, 2006.

MML Asset Allocation Fund As of December 31, 2005

Fee Based Accounts

Portfolio Managers	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Berkemeier, Terry	0	—	0	—	13	$7.22
Cronin, Christine	0	—	0	—	2	$0.57
Erickson, Michael	0	—	0	—	58	$24.79
Fisher, David	1	$0.87	3	$0.63	14	$9.39
Locke, Michael	0	—	0	—	0	—
Miller, Karen	0	—	0	—	3	$2.85
Mulally, James	0	—	0	—	1	$0.26
Phoa, Wesley[5]	0	—	0	—	0	—
Samuels, Theodore	0	—	0	—	4	$3.01
Stein, Eugene	0	—	0	—	8	$6.42
Wilson, Alan	0	—	0	—	6	$3.54

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.
[5]	Information for Wesley Phoa is as of March 31, 2006.

(a)	Description of any Material Conflicts

CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

(b)	Compensation

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

The benchmarks used to measure performance of the portfolio managers for the MML Asset Allocation Fund include, as applicable, the S&P 500® Index, a customized Growth and Income index based on the Lipper Growth and Income Index, Citigroup Broad Investment-Grade Bond Index, Citi Treasury/Agency Index, Citigroup Corporate Index, and Citigroup Mortgage Index.

(c)	Ownership of Fund Shares

Based on the information available for the time period ending December 31, 2005, the portfolio managers of the MML Asset Allocation Fund did not own any shares of the Fund.

MML Growth & Income Fund As of December 31, 2005

Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Berkemeier, Terry	8	$4.36	9	$5.49	159	$47.29
Erickson, Michael	12	$5.12	23	$17.61	390	$109.14
Fisher, David	23	$22.02	33	$46.79	324	$103.73
Miller, Karen	14	$6.10	15	$2.70	101	$23.60
Samuels, Theodore	12	$5.95	10	$5.35	447	$35.07
Stein, Eugene	12	$5.68	14	$6.79	141	$43.39
Wilson, Alan	11	$6.94	8	$2.13	97	$27.20

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

MML Growth & Income Fund As of December 31, 2005

Fee Based Accounts

Portfolio Managers	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Berkemeier, Terry	0	—	0	—	13	$7.22
Erickson, Michael	0	—	0	—	58	$24.79
Fisher, David	1	$0.87	3	$0.63	14	$9.39
Miller, Karen	0	—	0	—	3	$2.85
Samuels, Theodore	0	—	0	—	4	$3.01
Stein, Eugene	0	—	0	—	8	$6.42
Wilson, Alan	0	—	0	—	6	$3.54

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

(a)	Description of any Material Conflicts

CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

(b)	Compensation

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

The benchmarks used to measure performance of the portfolio managers for the MML Growth & Income Fund include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

(c)	Ownership of Fund Shares

Based on the information available for the time period ending December 31, 2005, the portfolio managers of the MML Growth & Income Fund did not own any shares of the Fund.

Goldman Sachs Asset Management, L.P.

Melissa Brown and Robert Jones are the portfolio managers of the MML Small Cap Value Fund.

Other Accounts Managed:

	Number of Other Accounts Managed and Total Assets (in millions) by Account Type *			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Melissa Brown	14702(56)	11615(20)	27925(392)			4111(17)

Robert Jones	14702(56)	11615(20)	64888(537)			9489(36)

*The	information is provided as of 12/31/05.

Quantitative Domestic Equity Portfolio Management Team Base Salary and Performance Bonus:

Goldman Sachs Asset Management (“GSAM”) provides generous compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team’s performance measures are aligned with GSAM’s goals to:

(1)  Exceed benchmark over one-year and three-year periods;

(2)  Manage portfolios within a defined range around a targeted tracking error;

(3)  Perform consistently with objectives and client commitments;

(4)   Achieve top tier rankings and ratings; and

(5)  Manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:

(1)  Overall portfolio performance and consistency of performance over time;

(2)  Consistency of performance across accounts with similar profiles;

(3)  Compliance with risk budgets; and

(4)  Communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process.

The benchmark for this Fund is the Russell 2000 Value Index.

Other Compensation:

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest:

GSAM’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Securities Ownership of Portfolio Managers:

None of the portfolio managers own shares of the Fund.

Legg Mason Capital Management, Inc.

Robert Hagstrom is the portfolio manager of the MML Concentrated Growth Fund.

Other Accounts Managed: As of December 31, 2005, Mr. Hagstrom served as portfolio manager for four registered investment companies with $1.78 billion in total assets, two pooled investment vehicles with $133 million in total assets, and 62 separate accounts with $1.65 billion in total assets. One of the separate accounts, with assets of $614 million, has a performance based advisory fee.

Conflicts of Interest: The fact that the portfolio manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the portfolio manager will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. The potential for a conflict may be increased because the portfolio manager manages one account with a performance fee; however, the investment manager maintains written policies and procedures to address these potential conflicts of interests and ensure that accounts are treated equitably.

In the opinion of the investment manager for the Fund, the portfolio manager’s simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

Structure of Compensation: The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the portfolio manager’s performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the portfolio manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the portfolio manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the portfolio manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the portfolio manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Fund Shares: None

Neuberger Berman Management, Inc.

The portfolio managers for the MML Global Fund are Melody Sarnell, David Levine, Benjamin Segal and Milu Komer.

Other Accounts Managed (as of 12/31/05):

Melody Sarnell	Number Of Accounts	Total Assets (millions)
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	809	$504

David Levine	Number Of Accounts	Total Assets (millions)
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	809	$504

Benjamin Segal	Number Of Accounts	Total Assets (millions)
Registered investment companies:	6	$1,700
Other pooled investment vehicles:	0	$0
Other accounts:	375	$680

Milu Komer	Number Of Accounts	Total Assets (millions)
Registered investment companies:	6	$1,700
Other pooled investment vehicles:	0	$0
Other accounts:	381	$774

None of the accounts listed above have performance-based fees.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation Structure of Portfolio Managers

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Neuberger Berman’s portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. Neuberger Berman believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

Neuberger Berman believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Fund Shares

None

Northern Trust Investments, N.A.

Chad Rakvin is primarily responsible for the day-to-day management of the MML Small Cap Index Fund.

Other Accounts Managed by Chad Rakvin:

In the table below disclose other accounts for which you were jointly and primarily responsible for the day-to-day portfolio management, as of December 31, 2005.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Registered Investment Companies:	17	$2,923,396,527	0	$0
Other Pooled Investment Vehicles:	23	$55,599,445,574	0	$0
Other Accounts:	63	$42,368,898,092	0	$0

Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation:

The compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of the Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For the index funds’ portfolio managers, the variable incentive award is not based on performance of the Funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership:

A.	As of December 31, 2005, please provide in the table below beneficial ownership of shares of the Portfolio by you. Please note that the Portfolio’s Statement of Additional Information will only provide a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 to $500,000, $500,001 to $1,000,000, or over $1,000,000).

Beneficial ownership of shares exists where a person either: (a) has a direct or indirect pecuniary interest (i.e., the opportunity to profit from a transaction) in such securities (including securities held in a partnership of which the person is a general partner, securities held in a revocable trust and securities that may be acquired upon exercise of an option or other right, or through conversion); or (b) directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (i.e. the power to vote or direct the vote) or investment power (i.e. the power to buy or sell or direct the purchase or sale) with respect to such securities.

Shares Beneficially Owned	Dollar ($) Value of Shares Beneficially Owned by You Because You Had a Direct or Indirect Pecuniary Interest	Dollar ($) Value of Shares in Which
You Did Not Have a Direct or
Indirect Pecuniary Interest but
Were Beneficially Owned by You
Because You Had Sole or Shared
Voting or Investment Power or Had
the Right to Acquire Sole or
Shared Voting or Investment Power

Chad Rakvin	0	$0	$0

Templeton Investment Counsel, LLC

The portfolio managers of the MML Foreign Fund are Tina Hellmer, Gary Motyl and Peter Nori.

Other Accounts

Portfolio Managers	Other Accounts (As of December 31, 2005)
	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Assets (in $ millions)
Tina Hellmer, CFA	10	$4,896	20	$3,444	20	$1,998

Gary P. Motyl, CFA	9	$7,343	14	$2,243	7	$1,248

Peter A. Nori, CFA	8	$10,898	17	$3,083	17	$2,351

None of the accounts listed above have performance-based fees.

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation Structure

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund Shares

None

T. Rowe Price Associates, Inc.

The portfolio manager of the MML Equity Income Fund is Brian Rogers.

Brian Rogers:

	Number of Accounts*	Total Assets*
➢ registered investment companies:	13	$29,246.7 million

➢ other pooled investment vehicles:	1	$324.4 million

➢ other accounts:	15	$1,196.0 million

*	The information provided is as of 12/31/05.

Please note that the MML Equity Income Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Equity Income), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned*
Brian Rogers	MML Equity Income Fund	None

*	The information provided is as of 12/31/05.

The portfolio managers of the MML Mid Cap Growth Fund are Brian Berghuis and Donald Peters.

Brian Berghuis:

	Number of Accounts*	Total Assets*
➢ registered investment companies:	8	$19,524.3 million

➢ other pooled investment vehicles:	2	$311.2 million

➢ other accounts:	4	$290.0 million

*	The information provided is as of 12/31/05.

Please note that the MML Mid Cap Growth Fund is not included in the information listed above.

Donald Peters:

	Number of Accounts*	Total Assets*
➢ registered investment companies:	15	$2,929.8 million

➢ other pooled investment vehicles:	0	—

➢ other accounts:	31	$1,784.7 million

*	The information provided is as of 12/31/05.

Please note that the MML Mid Cap Growth Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P MidCap 400) and an applicable Lipper index (ex. Mid-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned*
Brian Berghuis	MML Mid Cap Growth Fund	None
Donald Peters	MML Mid Cap Growth Fund	None

*	The information provided is as of 12/31/05.

The portfolio manager of the MML Blue Chip Growth Fund is Larry Puglia.

	Number of Accounts*	Total Assets*
Larry Puglia
Registered investment companies	8	$12,926.3 million
Other pooled investment vehicles	3	$797.1 million
Other accounts	12	$1,184.5 million

*	The information provided is as of 12/31/05.

Please note that the MML Blue Chip Growth Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned*
Larry Puglia	MML Blue Chip Growth Fund	None

*	The information provided is as of 12/31/05.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

Exhibit A:

(1) Registrant’s Agreement and Declaration of Trust, as restated May 14, 1993, incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(2) Amendment, dated May 1, 2006, to Registrant’s Agreement and Declaration of Trust, as restated May 14, 1993, is filed herein as Exhibit A(2).

Exhibit B:

Registrant’s By-Laws, as amended and restated August 6, 1993, incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

Exhibit C:

Not Applicable.

Exhibit D:

(1) Investment Management Agreement between the Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) with respect to MML Growth Equity Fund and MML Small Cap Growth Equity Fund.(1)

(2) Investment Sub-Advisory Agreement for the MML Growth Equity Fund between MassMutual and Grantham, Mayo, Van Otterloo & Co. LLC, dated as of June 1, 2004, incorporated by reference to Exhibit O(5) of Registrant’s Post-Effective Amendment No. 53 to the Registration Statement filed via EDGAR on February 24, 2005.

(3) Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and Waddell & Reed Investment Management Company.(4)

(4) Investment Management Agreement between MassMutual and Registrant on behalf of MML Equity Index Fund, effective as of May 1, 2000, incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(5) Investment Management Agreement between MassMutual and Registrant on behalf of MML Large Cap Value Fund, effective as of May 1, 2000, incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(6) Investment Management Agreement between MassMutual and Registrant on behalf of MML OTC 100 Fund, effective as of May 1, 2000, incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(7) Investment Management Agreement between MassMutual and Registrant on behalf of MML Emerging Growth Fund, effective as of May 1, 2000, incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(8) Investment Sub-Advisory Agreement between Davis Selected Advisers, L.P. and MassMutual regarding MML Large Cap Value Fund, dated as of November 15, 2005, incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed via EDGAR on February 8, 2006.

(9) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. regarding MML Equity Index Fund, dated as of January 31, 2003, incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

(10) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. regarding MML OTC 100 Fund, dated as of January 31, 2003, incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

(11) Investment Sub-Advisory Agreement between RS Investment Management and MassMutual regarding MML Emerging Growth Fund, dated as of May 1, 2000, incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(12) Investment Sub-Advisory Agreement between Wellington Management Company, LLP and MassMutual regarding MML Small Cap Growth Equity Fund, effective as of February 12, 2002, incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on April 29, 2002.

(13) Investment Management Agreement between MassMutual and Registrant on behalf of MML Asset Allocation Fund, effective as of May 1, 2006, is filed herein as Exhibit D(13).

(14) Investment Management Agreement between MassMutual and Registrant on behalf of MML Equity Income Fund, effective as of May 1, 2006, is filed herein as Exhibit D(14).

(15) Investment Management Agreement between MassMutual and Registrant on behalf of MML Income & Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(15).

(16) Investment Management Agreement between MassMutual and Registrant on behalf of MML Growth & Income Fund, effective as of May 1, 2006, is filed herein as Exhibit D(16).

(17) Investment Management Agreement between MassMutual and Registrant on behalf of MML Blue Chip Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(17).

(18) Investment Management Agreement between MassMutual and Registrant on behalf of MML Large Cap Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(18).

(19) Investment Management Agreement between MassMutual and Registrant on behalf of MML Concentrated Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(19).

(20) Investment Management Agreement between MassMutual and Registrant on behalf of MML Mid Cap Value Fund, effective as of May 1, 2006, is filed herein as Exhibit D(20).

(21) Investment Management Agreement between MassMutual and Registrant on behalf of MML Mid Cap Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(21).

(22) Investment Management Agreement between MassMutual and Registrant on behalf of MML Small Cap Value Fund, effective as of May 1, 2006, is filed herein as Exhibit D(22).

(23) Investment Management Agreement between MassMutual and Registrant on behalf of MML Small Cap Index Fund, effective as of May 1, 2006, is filed herein as Exhibit D(23).

(24) Investment Management Agreement between MassMutual and Registrant on behalf of MML Global Fund, effective as of May 1, 2006, is filed herein as Exhibit D(24).

(25) Investment Management Agreement between MassMutual and Registrant on behalf of MML Foreign Fund, effective as of May 1, 2006, is filed herein as Exhibit D(25).

(26) Form of Investment Sub-Advisory Agreement between MassMutual and Capital Guardian Trust Company regarding MML Asset Allocation Fund is filed herein as Exhibit D(26).

(27) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. regarding MML Equity Income Fund, effective as of May 1, 2006, is filed herein as Exhibit D(27).

(28) Investment Sub-Advisory Agreement between MassMutual and American Century Investment Management, Inc. regarding MML Income & Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(28).

(29) Form of Investment Sub-Advisory Agreement between MassMutual and Capital Guardian Trust Company regarding MML Growth & Income Fund is filed herein as Exhibit D(29).

(30) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. regarding MML Blue Chip Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(30).

(31) Investment Sub-Advisory Agreement between MassMutual and AllianceBernstein L.P. regarding MML Large Cap Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(31).

(32) Investment Sub-Advisory Agreement between MassMutual and Legg Mason Capital Management, Inc. regarding MML Concentrated Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(32).

(33) Investment Sub-Advisory Agreement between MassMutual and American Century Investment Management, Inc. regarding MML Mid Cap Value Fund, effective as of May 1, 2006, is filed herein as Exhibit D(33).

(34) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. regarding MML Mid Cap Growth Fund, effective as of May 1, 2006, is filed herein as Exhibit D(34).

(35) Investment Sub-Advisory Agreement between MassMutual and Goldman Sachs Asset Management, L.P. regarding MML Small Cap Value Fund, effective as of May 1, 2006, is filed herein as Exhibit D(35).

(36) Form of Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, N.A. regarding MML Small Cap Index Fund is filed herein as Exhibit D(36).

(37) Investment Sub-Advisory Agreement between MassMutual and Neuberger Berman Management, Inc. regarding MML Global Fund, effective as of May 1, 2006, is filed herein as Exhibit D(37).

(38) Form of Investment Sub-Advisory Agreement between MassMutual and Templeton Investment Counsel, LLC regarding MML Foreign Fund is filed herein as Exhibit D(38).

Exhibit E:

Not Applicable.

Exhibit F:

Deferred Compensation Plan for Trustee of Registrant.(13)

Exhibit G:

(1) Custodian Agreement between Registrant and Investors Bank and Trust Company (“IBT”), on behalf of MML Growth Equity Fund and MML Small Cap Growth Equity Fund, as amended as of May 1, 2000 to add MML Equity Index Fund, MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund and May 1, 2006 to add MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund and MML Foreign Fund.(6)

Exhibit H:

(1) Administrative and Shareholder Services Agreement with respect to MML Equity Index Fund, effective as of May 1, 2000, between Registrant and MassMutual, incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(2) Amendment, dated February 11, 2002, to the Administrative and Shareholder Services Agreement with respect to MML Equity Index Fund incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

(3) Administrative and Shareholder Services Agreement with respect to MML Concentrated Growth Fund, effective as of May 1, 2006, between Registrant and MassMutual is filed herein as Exhibit H(3).

(4) Administrative and Shareholder Services Agreement with respect to MML Global Fund, effective as of May 1, 2006, between Registrant and MassMutual is filed herein as Exhibit H(4).

(5) Expense Limitation Agreement between the Registrant and MassMutual with respect to the MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund and MML Foreign Fund is filed herein as Exhibit H(5).

Exhibit I:

(1) Opinion of counsel as to the legality of shares being registered for MML Equity Index Fund, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on February 14, 1997.

(2) Opinion of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund and MML Growth Equity Fund.(8)

(3) Opinion of counsel as to the legality of shares being registered for MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund.(14)

(4) Opinion of counsel as to the legality of shares being registered for MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund and MML Foreign Fund is filed herein as Exhibit I(4).

Exhibit J:

(1) Not applicable.

(2)Power of Attorney for Richard H. Ayers, Allan W. Blair, Mary E. Boland, Frederick C. Castellani, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. is filed herein as Exhibit J(2).

Exhibit K:

Not applicable.

Exhibit L:

Not Applicable.

Exhibit M:

Not Applicable.

Exhibit N:

Amended and Restated Rule 18f-3 Plan for Registrant is filed herein as Exhibit N.

Exhibit O:

Not applicable.

Exhibit P:

(1) Code of Ethics for Davis Selected Advisers, L.P., incorporated by reference to Exhibit P(1) of Registrant’s Post-Effective Amendment No. 54 to the Registration Statement filed via EDGAR on April 28, 2005.

(2) Code of Ethics for Waddell & Reed Investment Management Company is filed herein as Exhibit P(2).

(3) Code of Ethics for Massachusetts Mutual Life Insurance Company and MML Series Investment Fund is filed herein as Exhibit P(3).

(4) Code of Ethics for Northern Trust Investments, N.A., incorporated by reference to Exhibit P(4) of Registrant’s Post-Effective Amendment No. 54 to the Registration Statement filed via EDGAR on April 28, 2005.

(5) Code of Ethics for RS Investment Management, L.P. is filed herein as Exhibit P(5).

(6) Code of Ethics for Wellington Management Company, LLP is filed herein as Exhibit P(6).

(7) Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC is filed herein as Exhibit P(7).

(8) Code of Ethics for AllianceBerstein L.P. is filed herein as Exhibit P(8).

(9) Code of Ethics for American Century Investment Management, Inc. is filed herein as Exhibit P(9).

(10) Code of Ethics for Capital Guardian Trust Company is filed herein as Exhibit P(10).

(11) Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herein as Exhibit P(11).

(12) Code of Ethics for Legg Mason Capital Management, Inc. is filed herein as Exhibit P(12).

(13) Code of Ethics for Neuberger Berman Management, Inc. is filed herein as Exhibit P(13).

(14) Code of Ethics for Templeton Investment Counsel, LLC is filed herein as Exhibit P(14).

(15) Code of Ethics for T. Rowe Price Associates, Inc. is filed herein as Exhibit P(15).

(1)	Incorporated by reference as Exhibit D(2) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(2)	Intentionally omitted.
(3)	Intentionally omitted.
(4)	Incorporated by reference as Exhibit D(9) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(5)	Intentionally omitted.
(6)	Incorporated by reference as Exhibit G(7) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(7)	Intentionally omitted.
(8)	Incorporated by reference as Exhibit (I)(3) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(9)	Intentionally omitted.
(10)	Intentionally omitted.
(11)	Intentionally omitted.
(12)	Intentionally omitted.
(13)	Incorporated by reference as Exhibit F to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(14)	Incorporated by reference as Exhibit I(4) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.

Item 24:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be, deemed to be controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all the stock of which is owned by MassMutual. This entity has been dissolved.

6. The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

7. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding LLC has a 1% ownership interest.

8. MassMutual Holding LLC, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

9. MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all the stock of which is owned by MassMutual Holding LLC.

10. MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations, all the stock of which is owned by MassMutual.

11. MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all the stock of which is owned by MassMutual Holding LLC.

12. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer, all the capital stock of which is owned by MassMutual Holding LLC.

13. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all the stock of which is owned by MML Investors Services, Inc.

14. MMLISI Financial Alliances, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all the stock of which is owned by MML Investors Services, Inc.

15. MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding LLC owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

16. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

17. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

18. 9048-5434 Quebec, Inc., a Canadian corporation that operated as the owner of Hotel du IIin Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owned all the shares of 9048-5434 Quebec, Inc. This subsidiary is inactive.

19. 1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

20. Cornerstone Real Estate Advisers LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

21. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, LLC and 50% owned by MML Realty Management Corporation.

22. Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

23. Babson Capital Management LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

24. Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. Babson Capital Management LLC owns 100% of the capital stock of Charter Oak Capital Management, Inc.

25. Babson Capital Securities Inc. (formerly Babson Securities Corporation), a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by Babson Capital Management LLC.

26. Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

27. S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that previously operated as an investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm. This entity has been dissolved.

28. FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. Babson Capital Management LLC is a limited partner in AM, with a 58% controlling interest.

29. FITech Domestic Partners, LLC (“DP”), a Delaware limited liability company that is a general partner of FITech Asset Management, L.P. (“AM”). Babson Capital Management LLC is a limited partner in DP, holding a 58% controlling interest.

30. Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland, all the stock of which is owned by Babson Capital Management LLC.

31. Babson Capital Japan KK, formerly known as MassMutual Investment Management Company, a Japanese registered investment adviser, all the stock of which is owned by Babson Capital Management LLC.

32. Babson Capital Management Inc., a California corporation that holds a real estate license, all the stock of which is owned by Babson Capital Management LLC.

33. Babson Capital Guernsey Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Babson Capital Management LLC.

34. Babson Capital Europe Limited (formerly known as Duke Street Capital Debt Management of London), an institutional debt-fund manager organized under the laws of England and Wales, all the stock of which is owned by Babson Capital Guernsey Limited.

35. Almack Holding Partnership GP Limited, an English company that will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP, all the stock of which is owned by Babson Capital Europe Limited.

36. Almack Mezzanine Fund Limited, an English company that will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine 1 LP, all the stock of which is owned by Babson Capital Europe Limited.

37. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding LLC owns 96.8% of the capital stock of OAC.

38. OppenheimerFunds, Inc. (“OFI”), a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all the stock of which is owned by OAC.

39. Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

40. OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all the stock of which is owned by OppenheimerFunds, Inc.

41. Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

43. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various OppenheimerFunds, Inc. (“OFI”) and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

45. OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

46. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment adviser, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

47. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all the stock of which is owned by OFI Institutional Asset Management, Inc.

48. OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all the stock of which is owned by OFI Institutional Asset Management, Inc.

49. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all the stock of which is owned by OFI Institutional Asset Management, Inc.

50. OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company that is a subsidiary of OFI Institutional Asset Management, Inc. OppenheimerFunds, Inc. holds a 5% ownership interest and OFI Institutional Asset Management, Inc. holds a 95% ownership interest in OppenheimerFunds (Asia) Limited.

51. OppenheimerFunds International, Ltd. (“OFIL”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), is the manager of Oppenheimer Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company for which OFI provides portfolio management services as investment adviser. OFIL is located at Block C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

52. Tremont Capital Management, Inc. (formerly Tremont Advisers, Inc.), a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corporation.

53. Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

54. Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a Connecticut corporation that operates as a registered investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

55. Tremont Capital Management Limited, a company based in the United Kingdom, all the stock of which is owned by Tremont Capital Management, Inc.

56. Tremont Futures, Inc., a Delaware company that operates as a commodity pool operator and commodity trading adviser, all the stock of which is owned by Tremont Capital Management, Inc. This entity has been dissolved.

57. Tremont Securities, Inc., a New York Company that acts as a registered broker-dealer, all the stock of which is owned by Tremont Capital Management, Inc.

58. Tremont Capital Management Corp., a New York Company, 77% of which is owned by Tremont Capital Management, Inc.

59. Tremont Capital Management (Asia) Limited, all the stock of which is owned by Tremont Capital Management, Inc.

60. Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-U.S. strategy based funds, all the stock of which is owned by Tremont Capital Management, Inc.

61. HYP Management LLC, a Delaware limited liability company that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding LLC owns all of the outstanding stock of HYP Management LLC.

62. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11% and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

63. MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding LLC owns all of the outstanding stock of MassMutual Benefits Management, Inc.

64. MMHC Investment LLC (formerly known as MMHC Investment, Inc.), a Delaware limited liability company that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding LLC owns all of the outstanding stock of MMHC Investment LLC.

65. MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment LLC owns 50% of MassMutual/Darby CBO IM, Inc.

66. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual owns 1.79%, MMHC Investment LLC owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC.

67. MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding LLC.

68. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding LLC.

69. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all the stock of which is owned by MassMutual International, Inc.

70. MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

71. MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

72. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all the stock of which is owned by MassMutual Asia Limited.

73. MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.) each hold a 20% ownership interest in MassMutual Trustees Limited.

74. Protective Capital (International) Limited, a corporation organized in Hong Kong that is a dormant investment company, all the stock of which is owned by MassMutual Asia Limited. Protective Capital (International) Limited currently holds a 12% ownership interest in MassMutual Life Insurance Company in Japan.

75. MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Services Limited. This company is now inactive.

76. MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan (in trust for MassMutual Asia Limited) holds a 50% interest in MassMutual Guardian Limited. This company is now inactive.

77. MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services, all the stock of which is owned by MassMutual Asia Limited.

78. MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International, Inc. in Taiwan, all the stock of which is owned by MassMutual International, Inc.

79. MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

80. Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 31% ownership interest and MassMutual International Holding MSC, Inc. holds an 18.4% ownership interest.

81. MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 88.7%, MassMutual Real Estate Co., Ltd. owns 1.3% and Protective Capital (International) Limited owns 9.9% of the outstanding shares of MassMutual Life Insurance Company (Japan).

82. MM Real Estate Co., Ltd., a Japanese entity that holds and manages real estate. MassMutual Life Insurance Company (Japan) holds a 4.8% ownership interest and MassMutual International, Inc. holds a 95.2% ownership interest in MM Real Estate Co., Ltd.

83. MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. MML Real Estate Co., Ltd. holds a 90% interest and MassMutual Life Insurance Company (Japan) holds a 10% ownership interest in MassMutual Leasing Company.

84. MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. holds a 79.43% ownership interest, 1279342 Ontario Limited holds a 20.5% ownership interest and MassMutual Holding LLC holds a .07% ownership interest in MassMutual Internacional (Chile) Limitada.

85. Compañia de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual Internacional (Chile) Limitada owns 33.5% of the outstanding shares of Compañia de Seguros Vida Corp S.A.

86. MML Financial, LLC, a Delaware limited liability company that operates as a holding company, all the stock of which is owned by MassMutual Holding LLC.

87. MML Investment Products, LLC, a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act, all the stock of which is owned by MML Financial, LLC. This company primarily makes investments.

88. MMLA UK Limited, a limited liability company organized under the laws of England and Wales, all the stock of which is owned by MML Financial, LLC.

89. MML Assurance, Inc., a New York insurance company, all the stock of which is owned by MML Financial, LLC.

90. MML Financial Products, LLC, a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Act, all the stock of which is owned by MML Financial, LLC. This company primarily enters into derivatives transactions in the form of credit default swaps.

91. MassMutual Baring Holding, LLC, a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Holding LLC.

92. MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Baring Holding LLC.

93. Baring Asset Management Limited, a company incorporated under the laws of England and Wales that acts an investment manager/adviser, all the stock of which is owned by MassMutual Holdings (Bermuda) Ltd.

94. Baring Asset Management Life Limited, a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986, all the stock of which is owned by Baring Asset Management Limited.

95. Baring Fund Managers Limited, a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes, all the stock of which is owned by Baring Asset Management Limited.

96. Baring International Investment Limited, a company incorporated under the laws of England and Wales that acts as an investment manager/adviser, all the stock of which is owned by Baring Asset Management Limited.

97. Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited, all the stock of which is owned by Baring Asset Management Limited.

98. Baring Private Investment Management Limited, a company incorporated under the laws of England and Wales, all the stock of which is owned by Baring Asset Management Limited. This is a non-trading company.

99. Baring International Investment Management Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring Asset Management Limited.

100. Baring Investment Services Limited, a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK, all the stock of which is owned by Baring International Investment Management Holdings Limited.

101. Baring Asset Management GmbH, a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group, all the stock of which is owned by Baring International Investment Management Holdings Limited.

102. Baring France S.A.S. (formerly known as Baring Asset Management France S.A.), a company incorporated under the laws of France that acts as an investment manager/adviser, all the stock of which is owned by Baring International Investment Management Holdings Limited.

103. Baring Investment Administrative Services (South Africa) Limited, a company incorporated under the laws of South Africa, all the stock of which is owned by Baring International Investment Management Holdings Limited. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981, as amended.

104. Baring International Investment Management Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring International Investment Management Holdings Limited.

105. Baring Mutual Fund Management S.A., a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund, all the stock of which is owned by Baring International Investment Management Limited.

106. Baring Asset Management UK Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring International Investment Management Limited.

107. Baring Asset Management (CI) Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

108. Baring International Fund Managers (Ireland) Limited, a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

109. Baring Mutual Fund Management (Ireland) Limited, a company incorporated under the laws of Ireland that acts as an investment adviser, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

110. Baring Sice (Taiwan) Limited, a regulated company organized in Taiwan, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

111. Baring Asset Management (Asia) Holdings Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

112. Baring Asset Management (Asia) Limited, a company organized in Hong Kong that acts as an investment adviser, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

113. Baring International Fund Managers (Bermuda) Limited, a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

114. Baring Asset Management (Japan) Limited, a company organized in Japan that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Asia Holdings Limited.

115. Baring Asset Management (Australia) Pty Limited, an investment adviser incorporated under the laws of Australia, all the stock of which is owned by Baring Asset Management Asia Holdings Limited.

116. Baring Asset Management Holdings, Inc., a Delaware corporation that acts as an intermediate holding company, all the stock of which is owned by MassMutual Baring Holding LLC.

117. Baring Asset Management, Inc., a Massachusetts corporation that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Holdings, Inc.

118. Baring Investment Services, Inc., a Delaware corporation that acts as a captive broker-dealer, all the stock of which is owned by Baring Asset Management Holdings, Inc.

119. Golden Retirement Resources, Inc., a Delaware corporation that develops insurance-related products, all the stock of which is owned by MassMutual Holding LLC.

120. MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

121. MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

122. MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

123. MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

124. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

125. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

126. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

127. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

128. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC acts as sub-adviser.

129. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC, hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

130. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts as sub-adviser.

131. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

132. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

MassMutual or Babson Capital acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series Investment Fund II and Babson Capital Management LLC acts as sub-adviser to certain series.

2. MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and Babson Capital Management LLC acts as sub-adviser to certain series. OppenheimerFunds, Inc. and Baring International Investment Limited also act as sub-advisers to certain series.

3. MassMutual Corporate Investors (“CI”), a Massachusetts business trust that operates as a closed-end investment company. Babson Capital Management LLC is the investment adviser to CI.

4. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. Babson Capital Management LLC acts as the investment adviser to PI.

5. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts a sub-adviser.

6. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

7. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual holds 1.79%, MMHC Investment LLC holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC.

9. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC is the sub-adviser.

12. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

13. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans. Babson Capital Management LLC acts as investment adviser.

14. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. Babson Capital Management LLC is the investment adviser. MassMutual holds 23.13% of the preferred shares.

15. Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. Babson Capital Management LLC is the investment manager. MassMutual owns 33.99% of the preferred shares.

16. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

17. Enhanced Mortgage-Backed Securities Fund II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

18. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. Babson Capital Management LLC is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

19. Leland Fund, L.P., a Delaware limited partnership that has made investments in a diversified international fund. Babson Capital Management LLC is the investment manager. MassMutual holds 70.47% of the ownership interest in this entity.

20. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by Babson Capital Management LLC.

21. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by Babson Capital Management LLC.

22. Phoenix Funding Limited, a cash/flow CDO that is managed by Babson Capital Management LLC.

23. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

24. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

25. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. Babson Capital Management LLC serves as the investment manager.

26. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. Babson Capital Management LLC serves as the investment manager. MassMutual currently has a 28% interest in the fund.

27. MassMutual/Boston Capital Mezzanine Partners, L.P. (“Fund I”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments LLC is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

28. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager. MassMutual currently has a majority ownership interest.

29. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser. MassMutual currently has a majority ownership interest.

30. Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson Capital Management LLC serves as investment adviser.

31. Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson Capital Management LLC acts as a financial sub agent.

32. Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson Capital Management LLC acts as a collateral manager.

33. Tower Square Capital Partners, L.P., a Delaware limited partnership organized by Babson Capital Management LLC Capital Management LLC to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of Babson Capital Management LLC is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. Babson Capital Management LLC serves as the Investment Manager.

34. Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson Capital Management LLC acts as an adviser through its relationship in the GP adviser.

35. Union Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

36. Union Wharf Offshore Fund Ltd, a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

37. Sargent’s Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

38. Sargent’s Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

39. MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson Capital Management LLC is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

40. Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware—Babson Capital Management LLC is a Co-Manager and a 7.5% Member of the Managing Member—MassMutual owns 7.5% of the equity in the fund (as a Member).

41. Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)) (this is the on-shore feeder to the fund next named below).

42. Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, feeder owns 99.9%.

43. Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson Capital Management LLC is Portfolio Manager—MassMutual owns 22.24% of preference shares.

44. Tower Square Capital Limited—Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

45. Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager.

46. Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager. MassMutual owns 26% of the preference shares.

47. Seaboard CLO 2000 Ltd., a Cash flow CLO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Collateral Manager—MassMutual owns 40% of equity (“subordinated notes”).

48. Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson Capital Management LLC is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

49. Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson Capital Management LLC is the collateral manager of Jackson Creek CDO, Ltd.

50. Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson Capital Management LLC is the investment manager.

51. Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson Capital Management LLC serves as the investment manager.

52. Babson Capital High Yield LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in high yield corporate debt obligations. MassMutual owns approximately 27% of the interests in this fund.

53. Babson Capital Small Cap Growth LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in small cap equity securities. MassMutual owns approximately 1.5% of the interests in this fund.

54. Leland Fund (Cayman), Ltd., a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

55. Winterset Capital Partners, L.P., a Delaware limited partnership that is a hedge fund. MassMutual holds 100% of the ownership interest in this fund.

56. Winterset Master Fund, L.P., a Cayman Islands limited partnership that operates as a high yield bond and loan and special opportunities hedge fund.

57. Babson CLO Ltd. 2004-I, an exempted company incorporated with limited liability under the laws of the Cayman Islands. MassMutual holds approximately 20% of the ownership interests in this fund in the form of subordinated notes.

58. Leland Fund (Onshore), L.P.

59. Hanover/Babson Equity Investors Manager LLC.

60. Babson CLO Ltd. 2004-II.

61. Babson CLO Ltd. 2005-I.

62. Babson CLO Ltd. 2005-II.

63. Great Lakes LLC.

64. J/Z CBO (Delaware), LLC.

65. Tower Square Capital LLC.

66. TSCP Selective, L.P., a United States partnership.

67. Babson Capital Loan Strategies Fund L.P.

68. Pioneer Valley Structured Credit CDO I, Ltd.

69. Stony Hill CDO I (Cayman), Ltd.

70. Stony Hill CDO II (Cayman), Ltd.

71. Stony Hill CDO III (Cayman), Ltd.

72. Stony Hill CDO IV (Cayman), Ltd.

73. Stony Hill CDO V (Cayman), Ltd.

74. Griffin’s Wharf Fund, LLC, a Delaware limited liability company that operates as a long/short equity hedge fund.

75. Griffin’s Wharf Offshore Fund, Ltd., a Cayman Islands corporation that operates as a long/short equity hedge fund.

76. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

77. Babson CLO Ltd. 2005 III

78. Babson Capital Small Cap Relative Value, LLC

79. Babson Capital Loan Strategies Master Fund, L.P.

80. Braemar Energy Ventures, LP

81. Cobbs Wharf Fund, L.P.

82. Cobbs Wharf Master Fund, L.P.

83. Oasis Development Limited a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps.

84. Osprey Strategies Ltd.

85. Quantitative Enhanced Decisions Master Fund, LP.

86. Quantitative Enhanced Decisions Offshore Fund, Ltd.

87. Quantitative Enhanced Decisions Offshore Fund II, Ltd.

88. Special Value Opportunities Fund, LLC

89. Tower Square Capital Partners II, L.P.

90. Tower Square Capital Partners II-A, L.P.

91. Whately CDO I, Ltd.

92. Enhanced Mortgage-Backed Securities Fund V Limited

93. Apex (IDM) CDO I, Ltd.

94. Duchess I CDO S.A.

95. Duchess II CDO S.A.

96. Duchess III CDO S.A.

97. Duchess IV CDO S.A.

98. Duchess V CDO S.A.

99. ELC (Cayman) Ltd.

100. ELC (Cayman) Ltd. CDO Series 1999-1

101. ELC (Cayman) Ltd. 1999-II

102. ELC (Cayman) Ltd. 1999-III

103. ELC (Cayman) Ltd. 2000-I

104. Tryon CLO Ltd. 2000-I

MassMutual or Cornerstone Real Estate Advisers LLC acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1. Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2. Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3. Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds a 65% ownership interest in this company.

4. CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds a 24.1% ownership interest in this corporation.

5. Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds a 55% ownership interest in this company.

6. Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

7. CREA/PPC Venture, LLC, a Delaware limited liability company. MassMutual is the managing and controlling member of this entity.

8. LVC-APTS, LP, a Delaware limited partnership formed to take title to residential property.

9. Cornerstone Apartment Venture I, LLC is 100% owned by MassMutual on behalf of MassMutual and a MassMutual insurance company separate investment account whose sole contract holder is a New York State Teacher’s Retirement System. The entity was formed for the purpose of acquiring interest in entities that develop, own and operate apartment projects.

10. West Conshohocken, LP, a Pennsylvania limited partnership that owns an office building in suburban Philadelphia. MassMutual wholly owns this entity.

11. West Conshohocken, LLC, a Pennsylvania limited liability company that is the general partner of West Conshohocken, LP.

12. Rockville Town Center, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

13. Marco Island Condominium, LLC, a Florida limited liability company that was formed for the purpose of developing and selling condominiums constructed in Marco Island, Florida. This entity is 100% owned by MassMutual.

14. 300 Third Street, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

15. Hickory Creek Industrial, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

16. VPRH, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

17. Corporate Crossing, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

Item 25:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and life insurance business in six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Insurance Group, which provides life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111-0001, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

ROGER G. ACKERMAN, Director (since 1991) and Member, Corporate Governance, Executive and Operations Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, P.O. Box 45, Phoenix, New York 13135 (manufacturer of advanced materials, communication equipment and environmental products); Director (since 1991), The Brinks Company (transportation and security services), 1801 Bayberry Ct., P.O. Box 18100, Richmond, Virginia 23226-8100; Member, Business Roundtable (since 1996); Member, The Business Council (since 1997); Member, Executive committee, National Association of Manufacturers (since 1991); and Member, Board of Overseers, Rutgers University Foundation (since 1996).

JAMES R. BIRLE, Chairman (since 2005), Director (since 1996), Chairman, Executive and Investment Committees and Member, Corporate Governance and Operations Committees

Chairman of the Board of Directors, MassMutual (since 2005); Chairman (since 1997), Resolute Partners, LLC; President (1994-1997) and Founder (1994), Resolute Partners, Inc. (private merchant bank), Greenwich, Connecticut; Chairman (1994-2003), Drexel Industries, LLC; and Trustee (1994-2003), Villanova University.

GENE CHAO, Director (since 1996) and Member, Corporate Governance and Human Resources Committees

Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut 06762.

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002) and Member, Audit and Corporate Governance Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, DC 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since 1998), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (since 2004) and Director (1998-2004), Alliance to Save Energy, Washington, DC; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Member, Human Resources and Investment Committees

Senior Vice President and Assistant General Counsel (since 2004), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Senior Vice President, General Counsel and Secretary (2002-2004), SBC West, 2600 Camino Ramon, Room 4CS100, San Ramon, California 94583; Chair (2003-2005) and Secretary/Trustee (1991-2003), The Tomas Rivera Policy Institute; Trustee (1993-2005), Radio and Television News Directors Foundation; National Secretary (since 1999) National First Vice-Chair (2002-2005) and Chairman of the National Board of Directors (since 2005), Girl Scouts of the U.S.A.; Director (since 2001), UST-NYSE; Director (2001-2005), Entravision-NYSE; Director (since 2005), CarrAmerica NYSE; Trustee (since 2004), NHPfoundation; and Regent (1999-2005), Texas State University System.

JAMES L. DUNLAP, Director (since 1989) and Member, Audit and Human Resources Committees

Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, Indiana 46511-1291; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas 77005-1891; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts 02543; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts 02554-0013; and Director and Member of Compensation and Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director (since 1996) and Member, Audit, Executive and Investment Committees

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (1996-2004) and Chairman, Investment Committee, MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (1998-2004), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director (since 2002) and Member, Human Resources and Operations Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996) and Member, Corporate Governance and Operations Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), CATELECTRIC Corp.; Corporator, (1991-2004), The Bushnell Memorial, Hartford, Connecticut; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director (since 2004) and Member, Audit and Investment Committees

President (since 1994), Bay Path College, 588 Longmeadow Street, Longmeadow, Massachusetts 01106; Director (since 2001), United Bank, 95 Elm Street, West Springfield, Massachusetts 01089; Chair (2003-2004), and Past Chair-Chair of Nominating Committee (2004-2005), the Association of Independent Colleges and Universities in Massachusetts; Chair (since 2004), Vice Chair (2002-2004), Chair, Education Committee (2002-2004), Member, Executive Committee (On-going), Community Foundation of Western Massachusetts; Board Member (since 2002) and Treasurer (since 2005), Women’s College Coalition; Member, Board of Trustees (since 2003), The Frank Stanley Beveridge Foundation, Inc.; Member (2000-2004), Longmeadow Long-Range Planning Committee, Longmeadow, Massachusetts; Member (since 1995), Affiliated Chambers of Commerce of Greater Springfield (Massachusetts); Tourism Committee (since 2002), Economic Development Council; Member (since 1994), Cooperating Colleges of Greater Springfield (Massachusetts); Board Member (since 2004), Go Fit Foundation; and Chair (2004), American Heart Association of Western Massachusetts Heart Walk.

WILLIAM B. MARX, JR., Director (since 1990) and Chairman, Operations Committee, Member, Corporate Governance Committee

Senior Executive Vice President, Retired (since 1996), Lucent Technologies (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey 07947; Director (2001-2003) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (2001-2004), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director (since 1996) and Member, Corporate Governance and Operations Committees

Managing Partner, (since 1984), Peach State Real Estate Holding Company, LLP (Real Estate Investment Company); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1992-2005), Chair-Nominating, Corporate Committees, Member, Governance & Compensation Committee and Member, Audit Committee, Dan River, Inc. (textile manufacturer); Director (1998-2005) and Member, Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director (since 1999) and Chair, Governance and Nominating Committee, Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)) Princeton, New Jersey; Director (2000-2003), Chair, Audit Committee and Member, Budget Committee, Whitehead Institute For Biomedical Research; Director (since 2002), Chair, Auditing and Investment Committees, and Member, Board Governance, and Compensation & Development Committees, National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Director (since 2004) and Chair, Audit Committee, Knoll, Inc. (design and manufacturer of office furniture and textiles).

MARC RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

President (since 2005), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, DC 20036; Partner (2001-2005), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C. 20006-1872; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service and Community Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman (2001-2005) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (2003-2004), Bush-Cheney 2004.

STUART H. REESE, Director (since 2005) and Member, Corporate Governance and Investment Committees

Executive Officer

STUART H. REESE, President and Chief Executive Officer and Director

President and Chief Executive Officer (since 2005), Director (since 2005), Executive Vice President and Chief Investment Officer (2000-2005), MassMutual; Chairman (2001-2005) Member of the Board of Managers and Chief Executive Officer (1999-2005), and President (1999-2001 and 2003-2005), Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208; Chairman and Trustee (1999-2005), MML Series Investment Fund and MassMutual Select Funds (open-end investment companies); Chairman (1995-2005) and Trustee (1995-2005), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Chairman (2001-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (1995-2005), MassMutual Corporate Value Partners Limited, (investment company); Member of the Advisory Board (1996-2005), MassMutual High Yield Partners II LLC (investment company); President (1996-2005), HYP Management LLC; Chairman, Director (since 1996) and President and Chief Executive Officer (since 2003), Charter Oak Capital Management, Inc.; Director (2003-2005), Babson Capital Securities Inc (broker-dealer); Director and Member, Compensation and Audit Committees (1999-2005), Cornerstone Real Estate Advisers LLC; President (1998-2004), MassMutual/Darby CBO LLC (investment company); Director (since 1999), MLDP Holdings; President (1996-2003), MMHC Investment LLC (formerly known as MMHC Investment, Inc.); Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), MML Bay State Life Insurance Company; Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005) and Executive Vice President (2000-2005), MassMutual Holding LLC; Director (1999-2005), MassMutual Holding MSC, Inc.; Director (since 2005), MassMutual International, Inc.; Director (since 2004), MassMutual Investment Management Company (Japan); Director (2004-2005), MML Assurance, Inc.; Director and Member of Audit Committee (since 1999), Oppenheimer Acquisition Corp.; Director (to December 2005), MassMutual Corporate Value Limited; Executive Vice President (1996-2005), CM Assurance Company; Executive Vice President (1996-2005), CM Benefit Insurance Company; Director (2001-2005), Antares Asset Management, Inc.; Director and Chairman (1996-2005), Antares Capital Corp.; Director (2003-2005), Babson Investment Company; Director (1999-2005), Merrill Lynch Derivative Products; and Advisory Board Member (since 1995), Kirtland Capital Partners (investment partnership).

Executive Vice Presidents

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001) and President (2001-2004), MML Series Investment Fund (open-end investment company); Trustee and Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); and Executive Vice President (since 2001), MassMutual Holding LLC.

ROGER W. CRANDALL, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2005) and Member of the Office of the CEO (since 2005), and Managing Director (1993-2000), Securities Investment Division (1991-2000) and Real Estate Investment Division (1988-1991), MassMutual; President and Chief Executive Officer (2006), Chairman (since 2005) and Member of the Board of Managers (since 2004), Vice Chairman (from March 2005-June 2005), Managing Director (2000-2005) and Director (2003-2004), Babson Capital Management LLC; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (since 2004), Babson Capital Europe Limited; Chairman and Trustee (since 2005), President (2003-2005) and Vice President (2002-2003), MassMutual Corporate Investors and MassMutual Participation Investors; Chairman (since 2005), Trustee and President (since 2003), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (since 2005), Babson Capital Japan KK; Chairman and Director (since 2005), Cornerstone Real Estate Advisers LLC; Executive Vice President-Investments (since 2005) C.M. Life Insurance Company; Executive Vice President-Investments (since 2005), MML Bay State Life Insurance Company; Director (since 2005), MassMutual Corporate Value Limited; Director (since 2005), MassMutual Corporate Value Partners Limited; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director and President (since 2005), MassMutual Holding MSC, Inc.; Director (2003-2005), Antares Capital Corporation; Director (2003-2005), Antares Asset Management, Inc; Director (since 2004) and Executive Committee Member (since 2005), MML Assurance, Inc.; President (since 2003), Director (since 1996) and Member of the Advisory Board (since 2003), HYP Management LLC; President (since 1998), MassMutual/Darby CBO IM, Inc.; President (since 2003), MMHC Investment LLC; and Director (since 2005), Oppenheimer Acquisition Corp.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) and Member of the Office of the CEO (since 2005), Executive Vice President (since 2000), MassMutual Holding LLC; MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President (since 2001) and Director, Oppenheimer Acquisition Corp. and Oppenheimer Partnership Holdings, Inc.; Director (since 2001), Centennial Asset Management Corporation; Director, OppenheimerFunds Distributor, Inc.; Chairman, President and Chief Executive Officer, OppenheimerFunds, Inc.; Chairman and Director, Shareholder Services, Inc. and Shareholder Financial Services, Inc.; President and Director, OppenheimerFunds Legacy Program; Director, OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Private Investments, Inc.; President and Director of Oppenheimer Real Asset Management, Inc.; and member, Board of Governors of the Investment Company Institute.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), MassMutual; Vice President, General Counsel and Secretary (2005), Fisher Scientific International Inc.; Vice President, General Counsel and Secretary (2002-2005), Storage Technology Corp.; Board Member and Corporate Secretary (2000-2002), Bulletin News Network Inc.; and Executive Vice President Public Policy, Human Resources & Law, Secretary and General Counsel, US WEST, Inc.

WILLIAM F. GLAVIN, JR., Executive Vice President

Executive Vice President (since 2006), MassMutual; Chief Executive Officer (2005-2006), President (2005-2006), Managing Director (2003-2006), Chief Operating Officer and Chief Compliance Officer (2003-2006), and Member of the Board of Managers (since 2003), Babson Capital; Director (since 2005), Baring Asset Management Limited; Director and Deputy Chairman (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director (since 2004), Babson Capital Europe Limited; President (2003-2006) and Chief Compliance Officer (2004-2006), Babson Capital Securities Inc; and President (U.S. Retail) (2000-2003), Chief Operating Officer (U.S. Direct) (1999-2000), General Manager (AARP Investment Program) (1997-1999), Scudder Investments/Deutsche Asset Management.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN

CEO, Director, President (since 1991)

Hire Year 1971

Education: New York University – BS 1966 Chartered Financial Analyst

MIKE L. AVERY

Executive Vice President and Chief Investment Officer (since 2005)

Hire Year 1981

Education: University of Missouri – BS, Saint Louis University - MBA 1981

JOHN E. SUNDEEN, JR.,

Chief Accounting Officer, Director (since 2001), Executive Vice President, and Chief Administrative Officer

(since 2004)

Hire Year 1983

Education: University of Kansas – BS 1983, University of Missouri/Kansas City - MBA, 1986 Chartered

Financial Analyst

MARK G. SEFEROVICH

Senior Vice President and Portfolio Manager (since 1996)

Hire Year 1989

Education: University of Kansas - BA 1969, University of Arkansas – MBA 1971, Chartered Financial Analyst

KENNETH G. MCQUADE

Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: Bradley University, Peoria, IL - BS 1992

BRENT K. BLOSS

Treasurer (since 2004)

Hire Year 2002

Education: Southwest Missouri State University-B.S. in Accounting 1991, C.P.A.

LAWRENCE J. CIPOLLA

Chief Operations Officer and Senior Vice President (since 2004)

Hire Year 1995

Education: University of Missouri at Warrensburg, University of Missouri at Kansas City, University of

Wisconsin Graduate School of Banking

DANIEL P. CONNEALY

Chief Financial Officer and Senior Vice President (since 2004)

Hire Year 2004

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY HILLS, Vice President, Associate General Counsel and Secretary

Vice President and Associate General Counsel (since 2004) and Secretary (since 2003)

Hire Year 1998

Education: University of Kansas - BA, 1993, University of Kansas - School of Law 1997

KRISTEN A. RICHARDS

Vice President, Associate General Counsel (since 2000) and Chief Compliance Officer (since 2001)

Hire Year 1995

Education: University of Kansas - BA, 1991, University of Kansas - School of Law – JD, 1994.

DANIEL C. SCHULTE

Senior Vice President and General Counsel (since 2000)

Hire Year 1998

Education: Bethel College - BS, 1988 University of Kansas - School of Law – JD, 1992

NORTHERN TRUST INVESTMENTS, N.A. (“NTI”)

Business and Other Connections of Investment Adviser

Northern Trust Investments, N.A. (“NTI,” formerly known and conducting business as Northern Trust Investments, Inc.) is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation (“NTC”), a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986. Unless otherwise indicated, NTI and TNTC are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Securities, Inc. (“NTSI”), a wholly-owned subsidiary of NTC. NTSI is located at 50 South LaSalle Street, Chicago, IL 60675-5986.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Beckman, Carl P. Treasurer	The Northern Trust Company	Senior Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Dudley, Jr., Orie Leslie Director, Executive Vice President and Chief Investment Officer	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Gossett, Mark C. Director and Chief Operating Officer	The Northern Trust Company	Senior Vice President

Logan, Lyle Director	The Northern Trust Company	Senior Vice President

Sagraves, Barry R. Director	The Northern Trust Company	Senior Vice President

Schreuder, Jana R. Director	The Northern Trust Company	Executive Vice President

Toth, Terence J. Chairman, President and Chief Executive Officer	The Northern Trust Company	President

Taccetta, Scott Controller	Northern Trust Securities, Inc.	Vice President

Vardas, Michael A. Director	The Northern Trust Company	Senior Vice President

Waddell, Frederick H. Director	The Northern Trust Company	Executive Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a SEC-registered investment adviser. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

RS is a California limited partnership that provides investment advice and investment management services to mutual funds, private investment funds, institutions and high net worth individuals.

Randy Hecht

Randy Hecht is the Chairman of RS Investments. He joined Robertson, Stephens & Company (RS&Co) in June 1984 as the firm’s chief financial officer and became a managing director in 1985. From 1993 to 1997, Randy was executive vice president and chief operating officer of RS&Co. and held a position on the firm’s executive committee. Prior to working at RS&Co., Randy was the chief financial officer of Futures Trading Incorporated from 1978-1983. Randy holds a B.S. in finance from the University of California at Berkeley and is a Certified Public Accountant.

Terry Otton

Terry Otton is the Chief Executive Officer of RS Investments. Prior to joining the firm in April 2004, Terry had served as a Managing Director of the M&A practice at Putnam Lovell NBF Group Inc., an investment banking firm focused on the investment management industry since 2001. Previously, Terry spent over 10 years as the CFO of Robertson, Stephens & Co. (RS&Co.) and Robertson Stephens Investment Management (RSIM), the predecessor of RS Investments. Terry was one of the original principals who established RS’ mutual fund business in 1987 and served as its CFO until it became an independent, employee-owned firm in 1999. Terry holds a B.S. in Business Administration from the University of California at Berkeley and is a Certified Public Accountant.

Ben Douglas

Ben Douglas is the General Counsel of RS Investments. Prior to joining the firm in 2003, Ben was Vice President and Senior Counsel at Charles Schwab Investment Management. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP. Ben holds a J.D. and M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John Sanders

John Sanders is the Chief Compliance Officer of RS Investments. Prior to joining the firm in February 2004, he had served as the Director of Compliance and Co-COO for Husic Capital Management in San Francisco since 2000. Previously, he was the Equity Compliance Director at Banc Boston Robertson Stephens. He began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976 he joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the Director of Compliance and Operations.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Investments, LLC is the sole general partner of DSA. Its sole member, Christopher C. Davis, controls Davis Investment, LLC. Venture Advisers, Inc. is a corporation whose primary purpose is to hold limited partner units in DSA. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Andrew A. Davis

(6/25/63) 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Christopher C. Davis

(7/13/65) 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer.

Kenneth C. Eich

(8/14/53) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Douglas Haines

(3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds.

Sharra L. Reed

(9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President Chief Compliance Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

Thomas D. Tays

(03/07/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Gary Tyc

(05/27/56) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese

(05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (“GMO”)

The names and principal occupations of the current directors and principal executive officer of GMO are set forth as follows:

NAME AND POSITION	PRINCIPAL OCCUPATION
Christopher Darnell	Investment Director of GMO’s
Board Member and Partner	Quantitative Division

Arjun Divecha	Investment Director of GMO’s
Board Member and Partner	Emerging Markets Division

Scott Eston	Chief Operating Officer
Chief Operating Officer and Partner

R. Jeremy Grantham	Founding Partner
Chairman of the Board and
Founding Partner

Jon Hagler	Board Member
Board Member and Partner

Bevis Longstreth	Board Member
Board Member and Partner

John Rosenblum	Board Member
Board Member and Partner

Ben Inker	Investment Director of GMO’s
Investment Director of GMO’s	Asset Allocation Division
Asset Allocation Division and Partner

Tony Ryan	Head of Global Client Relations
Head of Global Client Relations	and Sales
and Sales and Partner

Ann Spruill	Investment Director of GMO’s
Board Member and Partner	International Active Division

Eyk Van Otterloo	Founding Partner
Board Member and
Founding Partner

Each of these individuals has a business address of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110.

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”)

The information with respect to each director and principal executive officer of AllianceBernstein L.P. is as follows:

Name and Address	Position With AllianceBernstein L.P.	Occupation
Alliance Capital Management Corp. (ACMC)	General Partner	N/A

Alliance Capital Management Holding L.P.	Limited Partner	N/A

AXA Equitable Life Insurance Company (AELIC)	Limited Partner	N/A

Lewis A. Sanders	Chairman of the Board and Chief Executive Officer	Chairman of the Board and Chief Executive Officer/ Director of ACMC

Roger Hertog	Vice Chairman and Director	Vice Chairman of ACMC

Benjamin Duke Holloway	Director	Consultant, The Continental Companies

Dominique Carrel-Billiard	Director	Senior Vice President, AXA

Henri DeCastries	Director	Chairman, Management Board, AXA Director, AELIC Chairman of the Board, AXA Financial

Denis Duverne	Director	Chief Financial Officer, AXA Director, AELIC

W. Edwin Jarmain	Director	President, Jarmain Group Inc.

Nicolas Moreau	Director	Chief Executive Officer, AXA Investment Managers

Lorie A. Slutsky	Director

Peter J. Tobin	Director	Special Assistant to the President, St. John’s University

Stanley B. Tulin	Director	Vice Chairman & Chief Financial Officer, AXA Financial

Christopher M. Condron	Director	Director, President & Chief Executive Officer, AXA Financial Chairman and Chief Executive Officer, AELIC Member of the Management Board, AXA

Gerald M. Lieberman	President, Chief Operating Officer and Director	President and Chief Operating Officer of ACMC

Lawrence H. Cohen	Executive Vice President	Executive Vice President of ACMC

Laurence E. Cranch	Executive Vice President and General Counsel	Executive Vice President and General Counsel of ACMC

Sharon E. Fay	Executive Vice President	Executive Vice President of ACMC

Marilyn G. Fedak	Executive Vice President	Executive Vice President of ACMC

Name and Address	Position With AllianceBernstein L.P.	Occupation
Mark R. Gordon	Executive Vice President	Executive Vice President of ACMC

Thomas S. Hexner	Executive Vice President	Executive Vice President of ACMC

Seth J. Masters	Executive Vice President	Executive Vice President of ACMC

Marc O. Mayer	Executive Vice President	Executive Vice President of ACMC

Douglas J. Peebles	Executive Vice President	Executive Vice President of ACMC

Jeffrey S. Phlegar	Executive Vice President	Executive Vice President of ACMC

James G. Reilly	Executive Vice President	Executive Vice President of ACMC

Paul C. Rissman	Executive Vice President	Executive Vice President of ACMC

Lisa A. Shalett	Executive Vice President	Executive Vice President of ACMC

David A. Steyn	Executive Vice President	Executive Vice President of ACMC

Christopher M. Toub	Executive Vice President	Executive Vice President of ACMC

Robert Henry Joseph, Jr.	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer of ACMC

Mark R. Manley	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of ACMC

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

(“AMERICAN CENTURY”)

In addition to serving as a subadvisor for the Registrant, American Century Investment Management, Inc. provides portfolio management services for other investment companies as well as for other business and institutional clients. Business backgrounds of the directors and principal executive officers of the subadvisor during the past two fiscal years are as follows:

James E. Stowers, Jr. (Chairman). Founder, Director and Controlling Shareholder, American Century Companies, Inc. (ACC). Also serves as a Director of American Century Global Investment Management, Inc. (ACGIM), American Century Services, LLC (ACS), American Century Investment Services, Inc. (ACIS), other ACC subsidiaries and a number of American Century-advised investment companies.

James E. Stowers, III (Director). Chairman, ACC (January 2005 to present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and other ACC subsidiaries. Also serves as a Director of ACGIM, ACS, ACIS, other ACC subsidiaries and a number of American Century-advised investment companies.

William M. Lyons (President, Chief Executive Officer and Director). chief Executive Officer, ACC; President, ACC. Also serves as Chief Executive Officer and President, ACGIM, ACIS and other ACC subsidiaries; Executive Vice President, ACS; Director of ACC, ACGIM, ACS, ACIS, other ACC subsidiaries, and a number of American Century-advised investment companies; and President of various American Century-advised investment companies.

Jonathan S. Thomas (Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer). Executive Vice President and Chief Administrative Officer, ACC. Also serves as President, ACS; Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, ACGIM, ACS, ACIS and other ACC subsidiaries; and Executive Vice President for various American Century-advised investment companies. Formerly Managing Director, Morgan Stanley (March 2000 to November 2005).

David C. Tucker (Senior Vice President and General Counsel). Vice President and General Counsel, ACC. Also serves as Senior Vice President and General Counsel, ACGIM, ACS, ACIS, other ACC subsidiaries and various American Century-advised investment companies.

Mark Mallon (Senior Vice President and Chief Investment Officer). Senior Vice President and Chief Investment Officer, ACGIM. Also serves as portfolio manager for a number of American Century-advised investment companies.

Charles C.S. Park (Chief Compliance Officer). Chief Compliance Officer, ACGIM and ACS. Vice President, ACS; Assistant General Counsel, ACS (January 1998 to March 2005). Also serves as Vice President and Chief Compliance officer for various American Century-advised investment companies.

The principal address for all American Century entities other than ACGIM is 4500 Main Street, Kansas City, MO 64111. The principal address for ACGIM is 666 Third Avenue, 23rd Floor, New York, NY 10017.

CAPITAL GUARDIAN TRUST COMPANY (“CAPITAL GUARDIAN”)

Capital Guardian Trust Company is 100% owned by CGII.

Directors & Officers

Chairman	David I. Fisher
Vice Chair	Nancy J. Kyle
Vice Chair	Robert Ronus
Vice Chair	Eugene P. Stein
President	Andrew F. Barth
Executive Vice President	John H. Seiter
Executive Vice President	P. Andrew Stenovec
Senior Vice President	Michael R. Ericksen
Senior Vice President & Treasurer	Michael A. Felix
Senior Vice President & Senior Counsel	Peter C. Kelly
Senior Vice President	Karen A. Miller
Senior Vice President	James A. Mulally
Senior Vice President & Chairman, PIM Division	Shelby Notkin
Senior Vice President	Theodore R. Samuels
Senior Vice President	Lionel M. Sauvage
Senior Vice President	Lawrence R. Solomon
Senior Vice President	Alan J. Wilson

Victor D. Kohn
Karin L. Larson
Jason M. Pilalas

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM LP”)

Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with the Investment Advisers	Name and Address of Other Company	Connection with Other Company
Henry M. Paulson, Jr.	The Goldman Sachs Group, Inc.	Chairman, Chief
Managing Director-	85 Broad Street	Executive Officer and
GSAM LP	New York, New York 10004	Director

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

Robert J. Hurst	The Goldman Sachs Group, Inc.	Vice Chairman and
Managing Director-	85 Broad Street	Director
GSAM LP	New York, New York 10004

	Goldman, Sachs & Co.	Managing Director
85 Broad Street New York, New York 10004

Lloyd C. Blankfein	The Goldman Sachs Group, Inc.	President, Chief
Managing Director-	85 Broad Street	Operating Officer and
GSAM LP	New York, New York 10004	Director

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

LEGG MASON CAPITAL MANAGEMENT, INC. (“LMCM”)

Legg Mason Capital Management, Inc. (“LMCM”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMCM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMFM
Director, Barrett
Director, Bartlett
Director, Berkshire
Director, Focus
Director, Gray Seifert
Director, Howard Weil
Director, LMRES
Director, LMCRES
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM
Director, WAMCL

Charles J. Daley, Jr.	Treasurer, LMCM
Treasurer, LMFM
Delegation of Authority, LMM
Senior VP and Treasurer, Legg Mason, Inc.
Treasurer, AMTS
Treasurer, BMML
Vice President and Treasurer, LMCRES
Treasurer, LMFunds
Treasurer, LM Funding
Treasurer, Focus
Treasurer, LMFS
Treasurer, LMIA

Treasurer, LMMCC
President and Director, LM Properties
Treasurer, LMREI
Treasurer, LMRESA
Treasurer, LMRES
Vice President and Treasurer, LMRC
Treasurer, LMRG
Treasurer, LM Tower
Treasurer, LM Falcon
Vice President and Treasurer, LMRC II, Inc.

Mark R. Fetting	Director, LMCM
Director, LMFM
Senior Executive Vice President, Legg Mason, Inc.
President, Chairman and Director, LMFA
Director, Focus
Director, LMFunds
Manager, Royce

Robert G. Hagstrom, Jr.	Senior Vice President, LMCM
Senior Vice President, LMFM
President, CIO and Director, Focus

Raymond A. Mason	Director, LMCM
Director, LMFM
Chairman, Pres., CEO and Director, Legg Mason, Inc.
President and Director, Nova Scotia
President, BMML
Director, LM Tower
Director, LM Holdings
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAMCL

Thomas C. Merchant	Secretary, LMCM
Secretary, LMFM
Assistant Secretary, Brandywine
Vice President, Deputy General Counsel and Assistant Secretary, Legg Mason, Inc.
Secretary, AMTS
Secretary, Barrett
Assistant Secretary, Bartlett
Assistant Secretary, BRE
Secretary, BMML
Assistant Secretary, BRE Group

Secretary, LMCRES
Secretary, LMFS
Secretary, LMFunds
Vice President and Secretary, LM Funding
Assistant Secretary, LMIA
Assistant Secretary, LMMCC
Secretary, LM Properties
Secretary, LMREI
Assistant Secretary, Berkshire
Assistant Secretary, Focus
Secretary, LMRESA
Assistant Secretary, LMRC
Assistant Secretary, LMRG
Assistant Secretary, LMRP
Assistant Secretary, LM Tower
Secretary, LM Falcon
Assistant Secretary, LMRC II

William H. Miller III	CEO, CIO and Director, LMCM
CEO, CIO and Director, LMFM
Managing Member, LMM

Jennifer W. Murphy	Senior Vice President, CFO and Director, LMCM
Senior Vice President, CFO and Director, LMFM
COO, LMM

Timothy C. Scheve	Director, LMCM
Director, LMFM
Director, LMTrust
Senior Executive Vice President, Legg Mason, Inc.
Director, LMFunds
Director, LM Holdings

Addresses for Item 26:

(3040692) Nova Scotia Company (“Nova Scotia”)

1959 Upper Water Street P.O. Box 997

Halifax, Nova Scotia B35 2X2

Asset Management Technology Solutions, Inc. (“AMTS”)

100 Light Street

Baltimore, MD 21202

Barrett Associates, Inc. (“Barrett”)

90 Park Avenue

New York, New York 10016

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Bartlett Real Estate, Inc. (“BRE”)

36 East Fourth Street

Cincinnati, OH 45202

BMML, Inc. (“BMML”)

100 Light Street

Baltimore, MD 21202

Berkshire Asset Management, Inc. (“Berkshire”)

46 Public Square, Suite 700

Wilkes-Barre, PA 18701

Brandywine Asset Management, LLC (“Brandywine”)

Three Christina Centre, Suite 1200

201 North Walnut Street

Wilmington, DE 19801

BRE Group, Inc. (“BRE Group”)

36 East Fourth Street

Cincinnati, OH 45202

Gray, Seifert & Company LLC (“Gray Seifert”)

100 Light Street

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 Light Street

Baltimore, MD 21202

Legg Mason Financial Services, Inc. (“LMFS”)

100 Light Street

Baltimore, MD 21202

Legg Mason Focus Capital, Inc. (“Focus”)

Two Town Center, Suite 200

Bryn Mawr, PA 19010

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Funds Management, Inc. (“LMFM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

9 East Loockerman Street

Suite 1B

Dover, DE 19901

Legg Mason, Inc.

100 Light Street

Baltimore, MD 21202

Legg Mason Insurance Agency, Inc. (“LMIA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Mortgage Capital Corporation (“LMMCC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)

5955 Carnegie Boulevard

Suite 200

Charlotte, NC 28209

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 Light Street

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Real Estate Services, Inc. (“LMRES”)

Mellon Bank Center

1735 Market Street

Philadelphia, PA 19103

Legg Mason Realty Capital, Inc. (“LMRC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 Light Street

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 Light Street

Baltimore, MD 21202

Legg Mason Trust, fsb (“LMTrust”)

100 Light Street

Baltimore, MD 21202

LM Falcon Investment Strategies, Inc. (“LM Falcon”)

100 Light Street

Baltimore, MD 21202

LM Fund Services, Inc. (“LMFunds”)

100 Light Street

Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)

155 Bishopsgate

London EC2M 3TY England

LMRC II, Inc.

100 Light Street

Baltimore, MD 21202

LMM LLC (“LMM”)

100 Light Street

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

155 Bishopsgate

London EC2M 3TY

England

NEUBERGER BERMAN MANAGEMENT, INC. (“NEUBERGER BERMAN”)

SUNDMAN, PETER	PRESIDENT AND DIRECTOR
CONTI, ROBERT	SENIOR VICE PRESIDENT
GAFFNEY, BRIAN	SENIOR VICE PRESIDENT
LANE, JEFFREY	DIRECTOR
RIVKIN, JACK	DIRECTOR/CHAIRMAN
GERSON, MAXINE	GENERAL COUNSEL AND SECRETARY
WILLIAMS, CHAMAINE	CHIEF COMPLIANCE OFFICER

TEMPLETON INVESTMENT COUNSEL, LLC (“TEMPLETON”)

Executive Officers

Donald F. Reed - Chairman and Chief Executive Officer

Gary P. Motyl - President

Gregory E. McGowan - Executive Vice President

Cynthia L. Sweeting - Executive Vice President/ Director of Research

Peter A. Nori - Executive Vice President/ Portfolio Manager- Research Analyst

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was incorporated in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“T. Rowe Price International”), a wholly owned subsidiary of T. Rowe Price Finance, Inc., was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, serves as general partner of T. Rowe Price International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in Baltimore, London, Hong Kong, Singapore, and Buenos Aires, is registered as an investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority (“FSA”) in the United Kingdom and the Securities and Futures Commission of Hong Kong.

T. Rowe Price Global Investment Services Limited (“Global Investment Services”), an English corporation, was incorporated in 2000 and is a wholly owned subsidiary of Group. Global Investment Services provides investment management, sales, and client servicing to non-U.S. institutional and retail investors. Global Investment Services is an SEC registered investment adviser under the Investment Advisers Act of 1940 and is also registered with the U.K. Financial Services Authority.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), an English corporation, was incorporated in 1999 and is a wholly owned subsidiary of Group. Global Asset Management is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management is also registered with the U.K. Financial Services Authority and provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Associates Foundation, Inc. (the “Foundation”) was incorporated in 1981 (and is not a subsidiary of Price Associates). The Foundation’s overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions and volunteer service T. Rowe Price employees give to qualifying organizations of their choice are matched according to established guidelines.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

T. Rowe Price Investment Technologies, Inc. (“Investment Technologies”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1996. Investment Technologies owns the technology rights, hardware, and software of Price Associates and affiliated companies and provides technology services to them.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership organized in 1995 which invests in private financings of emerging growth companies.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. TRP Canada is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission, as a non-Canadian Adviser, Investment Counsel, and Portfolio Manager to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Directors of T. Rowe Price Group, Inc.

JAMES T. BRADY, Director of T. Rowe Price Group, Inc. Mr. Brady is managing director of Mid Atlantic, Ballantrae International, Ltd., a management consulting firm; Aether Systems, Inc., an owner and manager of mortgage securities and government agency investments; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. ALFRED BROADDUS, JR., Director of T. Rowe Price Group, Inc.

Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/ surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

DR. ALFRED SOMMER, Director of T. Rowe Price Group, Inc. Dr. Sommer is dean of the Johns Hopkins Bloomberg School of Public Health and professor of ophthalmology, epidemiology, and international health; Director of the Academy for Educational Development and of Becton Dickinson, a medical technology company; Chairman of the Expert Group on Health of the World Economic Forum’s Global Governance Initiative and of the International Vitamin A Consultative Group Steering Committee; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room 1041, Baltimore, Maryland 21205.

DWIGHT S. TAYLOR, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of Corporate Development Services, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. He also serves on the Board of Maryland Chapter and is on the Executive Committee of the National Board of the National Association of Industrial & Office Properties. Mr. Taylor’s address is 8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Mrs. Whittemore’s address is One James Center, Richmond, Virginia 23219.

All of the following directors of Group are employees of Price Associates:

EDWARD C. BERNARD, Director and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Advisory Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.

JAMES A.C. KENNEDY, Director and Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Threshold Fund Associates, Inc.; Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.

JAMES S. RIEPE, Vice Chairman of the Board, Director, and Vice President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Associates, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board, Director, and President of T. Rowe Price (Canada), Inc.; Chairman of the Board and Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price Advisory Services, Inc., T. Rowe Price Insurance Agency, Inc., T. Rowe Price International, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., TRP Suburban Third, Inc., and TRPH Corporation.

GEORGE A. ROCHE, Chairman of the Board, Director, and President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Chief Investment Officer, Director, and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and Vice President of T. Rowe Price Trust Company.

Additional Executive Officers

KENNETH V. MORELAND, Chief Financial Officer and Vice President of T. Rowe Price Group, Inc.; Chief Financial Officer of T. Rowe Price Associates, Inc.; Director and President of TRP Finance, Inc.; President of TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Item 27:	Principal Underwriters

Not Applicable.

Item 28:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MML Series Investment Fund

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

(With respect to its services as Sub-Adviser)

Waddell & Reed Asset Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202-4247

(With respect to its services as Sub-Adviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60675

(With respect to its services as Sub-Adviser)

RS Investment Management

388 Market Street, Suite 200

San Francisco, California 94111

(With respect to its services as Sub-Adviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Sub-Adviser)

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

(With respect to its services as Sub-Adviser)

Capital Guardian Trust Company

333 South Hope Street, 53rd Floor

Los Angeles, California 90071-1406

(With respect to its services as Sub-Adviser)

Templeton Investment Counsel, LLC

500 East Broward Boulevard

Fort Lauderdale, Florida 33394

(With respect to its services as Sub-Adviser)

Goldman Sachs Asset Management

32 Old Slip, 32nd Floor

New York, New York 10005

(With respect to its services as Sub-Adviser)

Legg Mason Capital Management, Inc.

100 Light Street

Baltimore, Maryland 21202

(With respect to its services as Sub-Adviser)

Neuberger Berman Management, Inc.

605 Third Avenue

New York, New York 10158-3698

(With respect to its services as Sub-Adviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as Sub-Administrator and Custodian)

Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to their services as counsel)

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Item 29:	Management Services

Not Applicable.

Item 30:	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 56 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 28th day of April, 2006.

MML SERIES INVESTMENT FUND

By:	/s/ DAVID W. O’LEARY
David W. O’Leary
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 56 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 28th day of April, 2006.

Signature	Title

* Richard W. Greene	Chairman and Trustee

* Robert E. Joyal	Vice Chairman and Trustee

* Richard H. Ayers	Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* Frederick C. Castellani	Trustee

Signature	Title

* R. Alan Hunter, Jr.	Trustee

* F. William Marshall, Jr.	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit
A(2)	Amendment to Agreement and Declaration of Trust

D(13)	Investment Management Agreement for MML Asset Allocation Fund

D(14)	Investment Management Agreement for MML Equity Income Fund

D(15)	Investment Management Agreement for MML Income & Growth Fund

D(16)	Investment Management Agreement for MML Growth & Income Fund

D(17)	Investment Management Agreement for MML Blue Chip Growth Fund

D(18)	Investment Management Agreement for MML Large Cap Growth Fund

D(19)	Investment Management Agreement for MML Concentrated Growth Fund

D(20)	Investment Management Agreement for MML Mid Cap Value Fund

D(21)	Investment Management Agreement for MML Mid Cap Growth Fund

D(22)	Investment Management Agreement for MML Small Cap Value Fund

D(23)	Investment Management Agreement for MML Small Cap Index Fund

D(24)	Investment Management Agreement for MML Global Fund

D(25)	Investment Management Agreement for MML Foreign Fund

D(26)	Form of Investment Sub-Advisory Agreement for MML Asset Allocation Fund

D(27)	Investment Sub-Advisory Agreement for MML Equity Income Fund

D(28)	Investment Sub-Advisory Agreement for MML Income & Growth Fund

D(29)	Form of Investment Sub-Advisory Agreement for MML Growth & Income Fund

D(30)	Investment Sub-Advisory Agreement for MML Blue Chip Growth Fund

D(31)	Investment Sub-Advisory Agreement for MML Large Cap Growth Fund

D(32)	Investment Sub-Advisory Agreement for MML Concentrated Growth Fund

D(33)	Investment Sub-Advisory Agreement for MML Mid Cap Value Fund

D(34)	Investment Sub-Advisory Agreement for MML Mid Cap Growth Fund

D(35)	Investment Sub-Advisory Agreement for MML Small Cap Value Fund

D(36)	Form of Investment Sub-Advisory Agreement for MML Small Cap Index Fund

D(37)	Investment Sub-Advisory Agreement for MML Global Fund

D(38)	Form of Investment Sub-Advisory Agreement for MML Foreign Fund

H(3)	Administrative and Shareholder Services Agreement for MML Concentrated Growth Fund

H(4)	Administrative and Shareholder Services Agreement for MML Global Fund

H(5)	Expense Limitation Agreement

I(4)	Opinion of Counsel and Consent

J(2)	Powers of Attorney

N	Amended and Restated Rule 18f-3 Plan

P(2)	Code of Ethics for Waddell & Reed Investment Management Company

P(3)	Code of Ethics for Massachusetts Mutual Life Insurance Company

P(5)	Code of Ethics for RS Investment Management, L.P.

P(6)	Code of Ethics for Wellington Management Company, LLP

P(7)	Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC

P(8)	Code of Ethics for Alliance Bernstein L.P.

P(9)	Code of Ethics for American Century Investment Management, Inc.

P(10)	Code of Ethics for Capital Guardian Trust Company

P(11)	Code of Ethics for Goldman Sachs Asset Management, L.P.

P(12)	Code of Ethics for Legg Mason Capital Management, Inc.

P(13)	Code of Ethics for Neuberger Berman Management, Inc.

P(14)	Code of Ethics for Templeton Investment Counsel, LLC

P(15)	Code of Ethics for T. Rowe Price Associates, Inc.